UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]


                           Check the appropriate box:

[X]      Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material under Rule 14a-12



                           HIGHLAND FLOATING RATE FUND
                (Name of Registrant as Specified in its Charter)

                ________________________________________________
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount  Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                           HIGHLAND FLOATING RATE FUND
                           13455 NOEL ROAD, SUITE 800
                               DALLAS, TEXAS 75240


[_______], 2007

Dear Shareholder:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of Highland Floating Rate Fund (the "Fund"), a Massachusetts business trust, will be held on [_______], 2007 at [_]:00 a.m., Central Time, at the offices of Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240.

     The Special Meeting is being held to consider and vote on the following proposals:

PROPOSAL 1:   To approve a new investment advisory agreement between Highland
              Floating  Rate  Limited  Liability  Company and  Highland  Capital
              Management, L.P.;

PROPOSAL 2:   To approve an Agreement  and Plan of  Reorganization,  pursuant to which the  Fund  would  be  reorganized  into a  newly  formed
              Delaware statutory trust, also named Highland Floating Rate Fund;

PROPOSAL 3:   To approve the Fund's conversion to a single-fund  structure and the liquidation and dissolution of Highland Floating Rate Limited
              Liability Company; and

PROPOSAL 4:   To transact such other business as may properly come before the
              Special Meeting and any adjournments thereof.

     Shareholders of record of the Fund at the close of business on [_______], 2007 (the "Record Date") are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof. Shareholders are invited to attend in person. If you plan to attend the Special Meeting, please indicate this on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     We appreciate your participation and prompt response in these matters and thank you for your continued support.


                                                 Sincerely,

                                                 James D. Dondero
                                                 PRESIDENT


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


                                IMPORTANT NOTICE


     At a Special Meeting of Shareholders of Highland Floating Rate Fund (the "Fund") to be held on [_______], 2007 (the "Special Meeting"), shareholders will have the opportunity to vote on proposals relating to the Fund. We recommend that you read the entire enclosed Proxy Statement, which describes the proposals in more detail. For your convenience, we have provided some "Questions and Answers" to assist you in reviewing the proposals.

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                             AND THE PROXY STATEMENT


Q.   WHY IS THE FUND HOLDING A SPECIAL MEETING?

A. The Board of Trustees of the Fund ("Fund Board") is seeking your approval on three proposals:

     1.   To  approve  a new  investment  advisory  agreement  between  Highland
          Floating  Rate  Limited   Liability   Company  and  Highland   Capital
          Management, L.P.;

     2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Fund; and

     3.   To approve the Fund's  conversion to a  single-fund  structure and the
          liquidation  and   dissolution  of  Highland   Floating  Rate  Limited
          Liability Company.

Q. WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY?

A. The Fund operates in a master-feeder structure so that instead of directly investing in securities, the Fund is a "feeder fund" that invests substantially all of its assets in shares of Highland Floating Rate Limited Liability Company ("Portfolio"), which is a "master fund." The Portfolio is seeking to adopt a new investment advisory agreement ("New Portfolio Advisory Agreement") with Highland Capital Management, L.P. ("Highland") and the Fund, as an investor in the Portfolio, is being asked to vote on the New Portfolio Advisory Agreement. The Fund is therefore soliciting its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders.

Q. WILL THE NEW PORTFOLIO ADVISORY AGREEMENT DIFFER FROM THE CURRENT PORTFOLIO ADVISORY AGREEMENT?

A. Under the current investment advisory agreement for the Portfolio (the "Current Portfolio Advisory Agreement"), Highland provides portfolio management services to the Portfolio. The New Portfolio Advisory Agreement will also be with Highland. It will be substantially similar to the Current Portfolio Advisory Agreement except that the New Portfolio Advisory Agreement increases the advisory fee rate payable by the Portfolio to Highland. This is the same proposal originally presented for shareholder approval in a proxy statement dated July 28, 2006, and voted on at a special shareholder meeting on September 11, 2006 and at subsequent adjournments.

Q.   WHY HAS THE PROPOSAL BEEN RESUBMITTED TO SHAREHOLDERS?

A. In the original proxy vote, shareholders of the Fund failed to approve a new investment advisory agreement with Highland by a slim margin (1.60%). The proposal required approval by 67% of the shares present at the meeting or by a majority of the outstanding shares and the proposal received approval by 65.4% of the shares present at the meeting. In addition, the meeting represented only about 55% of the outstanding shares of the Fund. The proposal for the Fund also was done in conjunction with a proposal to increase the advisory fee rate for Highland Floating Rate Advantage Fund, which is another fund managed by Highland in a similar style as the Fund, that was approved by shareholders of that fund. Highland also continues to believe that an increase in the advisory fee rate is necessary to maintain the high level of service that it provides to the Fund.


Q. WHY IS THE FUND BOARD RECOMMENDING AN INCREASE IN THE ADVISORY FEE RATE UNDER THE NEW PORTFOLIO ADVISORY AGREEMENT?

A. The Fund Board concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable Highland to remain committed to the long-term management of the Fund at a more appropriate fee level. In addition, in light of the resources that Highland has devoted to managing the Portfolio during the period Highland has served as the investment adviser to the Portfolio and in view of the fact that the advisory fee rate for the Portfolio is substantially below the average advisory/management fee rate of the other funds managed in a similar style to the Portfolio, the Board determined that the proposed increased advisory fee rate is fair and reasonable to the Portfolio and the Fund and its shareholders. They also noted the Portfolio's excellent performance under Highland's management.

     The Fund Board also noted that if the New Portfolio Advisory Agreement is approved, Highland has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total annual expenses do not exceed 1.00% of the average daily net assets of the Fund.


Q.   WHY AM I BEING ASKED TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION?

A. You are being asked to approve an Agreement and Plan of Reorganization because the Fund Board is asking for your approval in reorganizing the Fund into a newly formed Delaware statutory trust called Highland Floating Rate Fund ("New Fund") ("Reorganization"). The New Fund will have the same name and a substantially identical investment program as the Fund. However, it will be organized as a Delaware statutory trust. The Board of Trustees of the Fund and New Fund will be identical. The Fund's existing administrator, independent registered public accounting firm and other service providers will continue to serve in same roles for the New Fund under agreements that are substantially identical to the then current agreements for the Fund. In addition, the New Fund will receive indirectly investment advisory services under the then current investment advisory agreement between the Portfolio and Highland. As a result, if the proposal to approve the New Portfolio Advisory Agreement is approved by shareholders, the New Fund will receive investment advisory services under the terms of the New Portfolio Advisory Agreement.

Q.   WHY SHOULD I VOTE IN FAVOR OF THE REORGANIZATION?

A. The Reorganization is being proposed because Highland and the Fund Board believe that the Delaware statutory trust form of organization offers a number of advantages over the Massachusetts form of organization. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds, including a number of the funds in the family of funds managed by Highland.

Q. WHY SHOULD I VOTE IN FAVOR OF THE FUND'S CONVERSION TO A SINGLE-FUND STRUCTURE AND THE LIQUIDATION AND DISSOLUTION OF THE PORTFOLIO?

A. The Fund is currently the sole feeder fund with respect to its corresponding master fund. Thus, there is no longer any expectation of economies of scale to be realized in the master-feeder structure. In fact under such current circumstances, Highland and the Fund Board expect that the conversion of the Fund to a single-fund structure ("Conversion") will simplify the operations of the Fund and, consequently, may result in some reduction in the Fund's operating expenses resulting from duplicative custodial, administrative and professional fees of the two-tier master-feeder structure that are otherwise offset by the economies of scale realized under such structures when there are multiple feeder funds. The liquidation and dissolution of the Portfolio is being proposed because the Portfolio's board of managers has determined that, should the Feeder Fund obtain the requisite shareholder approval for the Conversion, the Portfolio's continuation is not economically viable. Such dissolution and Conversion will be implemented through a Plan of Conversion, Liquidation and Termination ("Conversion Plan") which dissolves the Portfolio and distributes the Portfolio's assets in kind to the Fund.

     The current agreements with the Fund regarding administrative, distribution, transfer agent and custodian services are not expected to change due to the implementation of the Conversion Plan. In addition, upon completion of the Conversion Plan, the Fund will enter into an investment advisory agreement with Highland, on terms and conditions substantially identical to the terms and conditions of the current investment advisory agreement between Highland and the Portfolio. The investment advisory fee rate for the Fund once it converts to a single-fund structure will be the same as the then-current investment advisory fee rate of the Portfolio.

Q.   HOW DOES THE FUND BOARD RECOMMEND THAT I VOTE?

A. After careful consideration of the proposals, the Fund Board, including those members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Portfolio, Fund or New Fund, approved the proposals and recommend that you vote in favor of all three proposals. The reasons for the Fund Board's recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.   WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A. If shareholders of the Fund do not approve the New Portfolio Advisory Agreement, the Current Portfolio Advisory Agreement will continue in effect and Highland may recommend to the Fund Board other alternatives and may assess the future viability of its relationship with the Portfolio.

     If shareholders of the Fund do not approve the Reorganization, the Fund will continue to operate as a Massachusetts business trust.

     If shareholders of the Fund do not approve the Fund's conversion and the liquidation and dissolution of the Portfolio, the Fund will continue to operate in a master-feeder structure, investing all of its assets in the Portfolio.

Q.   WHO CAN I CALL IF I HAVE QUESTIONS?

     A.  We  will  be  pleased  to  answer  your  questions   about  this  proxy
     solicitation. Please call the Fund toll free at [__________].

Q.   WHO IS ELIGIBLE TO VOTE?

A. You are entitled to vote at the meeting and any adjournment if you owned shares of the Fund at the close of business on [_______], 2007.

Q.   HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the Special Meeting in person. You may also vote by phone by calling the proxy solicitor, The Altman Group, at [_____].

                           HIGHLAND FLOATING RATE FUND
                           13455 NOEL ROAD, SUITE 800
                               DALLAS, TEXAS 75240


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON [_______], 2007


To the Shareholders:

     A SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of Highland Floating Rate Fund (the "Fund"), a Massachusetts business trust, will be held on [_______], 2007 at [_]:00 a.m., Central Time, at the offices of Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 for the following purposes:

PROPOSAL 1:   To approve a new investment  advisory agreement between Highland
              Floating Rate Limited Liability Company and Highland Capital
              Management, L.P.;

PROPOSAL 2:   To approve an Agreement  and Plan of  Reorganization,  pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Fund;

PROPOSAL 3:   To approve the Fund's conversion to a single-fund  structure and the liquidation and dissolution of Highland Floating Rate Limited
              Liability Company; and

PROPOSAL 4:   To transact such other business as may properly come before the
              Special Meeting and any adjournments thereof.

     Shareholders of record at the close of business on [_______], 2007 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Special Meeting, you may change your vote, if desired, at that time.


                                     By the Order of the Board of Trustees


                                     M. Jason Blackburn, Treasurer and Secretary




Dated: [_______], 2007



                  YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

                           HIGHLAND FLOATING RATE FUND
                           13455 NOEL ROAD, SUITE 800
                               DALLAS, TEXAS 75240


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON [_______], 2007



     This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Trustees of Highland Floating Rate Fund (the "Fund"), a Massachusetts business trust, for voting at a special meeting of shareholders (the "Special Meeting") of the Fund to be held on [_______], 2007 at [_]:00 a.m., Central Time, at the offices of Highland Capital Management, L.P. ("Highland"), 13455 Noel Road, Suite 800, Dallas Parkway, Dallas, Texas 75240 for the following purposes:

PROPOSAL 1:   To  approve  a  new  investment   advisory  agreement  between
              Highland  Floating  Rate  Limited  Liability  Company
              ("Portfolio") and Highland ("New Portfolio Advisory Agreement");


PROPOSAL 2:   To approve an Agreement and Plan of  Reorganization ("Agreement"),
              pursuant to which the Fund would be reorganized into a newly formed Delaware statutory trust ("Reorganization"), also named
              Highland Floating Rate Fund ("New Fund," and together with the
              Fund, the "Funds");

PROPOSAL 3:   To approve the Fund's conversion to a single-fund  structure and the liquidation and dissolution of Highland Floating Rate Limited
              Liability Company; and

PROPOSAL 4:   To transact such other business as may properly come before the
              Special Meeting and any adjournments thereof.


SOLICITATION OF PROXIES

     This solicitation of proxies is being made by the Board of Trustees of the Fund ("Fund Board"). Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about [_______], 2007. Shareholders of record at the close of business on [_______], 2007 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees. In addition to the solicitation of proxies by mail, officers and agents of the Fund and its affiliates may, without additional compensation, solicit proxies by telephone, telegraph, facsimile, or oral communication. Solicitation may also be made by The Altman Group, a paid proxy solicitation firm. The costs of soliciting the proxies, estimated to be approximately $[_____], will be borne by the Fund.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the proposal and any adjournments of the Special Meeting needed to achieve a quorum, or if a quorum is present but sufficient votes to approve the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. It is expected that no other matter will be presented at the Special Meeting.

     If you have questions regarding the Special Meeting agenda or the execution of the proxy, call a representative toll-free at (877) 665-1287.

MASTER-FEEDER STRUCTURE AND VOTING

     The Fund operates in a master-feeder structure so that instead of directly investing in securities, the Fund is a "feeder fund" that invests substantially all of its assets in shares of the Portfolio. The Fund does not have an investment advisory agreement of its own, but shareholders of the Fund are entitled to vote, as a single class, on the New Portfolio Advisory Agreement in Proposal 1. In addition, shareholders of the Fund are entitled to vote, as a single class, on the liquidation and dissolution of the Portfolio in Proposal 3.

VOTING RIGHTS

     Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to vote at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Shareholders of the Fund will be entitled to cast one vote on each proposal and any adjournment of the Special Meeting for each share owned on the Record Date and a proportionate fractional vote for each fractional share owned on the Record Date. As of the Record Date, the Fund had the following shares outstanding, which equals the number of votes to which the shareholders of the Fund are entitled:

         Class A           [_________]
         Class B           [_________]
         Class C           [_________]
         Class Z           [_________]

     A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for purposes of acting on the proposal.

     If a quorum for the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy. In that case, the persons named as proxies will vote FOR such an adjournment all proxies that they are required or entitled to vote for a proposal and will vote AGAINST such an adjournment all proxies that they are required to vote against a proposal.

     The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. The Fund understands that under the rules of the New York Stock Exchange broker-dealers that are members of the New York Stock Exchange will not be able to vote on either proposal on behalf of customers and beneficial owners from whom they have not received voting instructions.

     In determining whether a quorum is present, the Fund will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of either proposal, for purposes other than adjournment, these shares will have the same effect as if they were voted against the proposals. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. "Broker non-votes" will not be treated as present for any purpose inasmuch as there is no matter to be considered at the Special Meeting on which they may be voted by the broker or nominee.

     YOU MAY OBTAIN A COPY, WITHOUT CHARGE, OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 2006 and the semi-annual report for the six months ended February 28, 2007 by writing the Fund c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 or by calling toll-free at (877) 665-1287.

                                   PROPOSAL 1:
                                   -----------
                       APPROVAL OF NEW ADVISORY AGREEMENT


                                   BACKGROUND

     Highland is the investment adviser to the Portfolio and provides portfolio management services to the Portfolio under an investment advisory agreement with the Portfolio (the "Current Portfolio Advisory Agreement"). The Fund indirectly receives investment advisory services from Highland through its investment in the Portfolio. Highland proposed that the Fund Board and the Board of Managers of the Portfolio (the "Portfolio Board" and together with the Fund Board, the "Board") approve a new investment advisory agreement (the "New Portfolio Advisory Agreement") between the Portfolio and Highland. The New Portfolio Advisory Agreement will be substantially similar to the Current Portfolio Advisory Agreement except that the New Portfolio Advisory Agreement increases the advisory fee rate payable by the Portfolio to Highland. A form of the proposed New Portfolio Advisory Agreement is attached as Appendix A.

     This is the same proposal originally presented for shareholder approval in a proxy statement dated July 28, 2006, and voted on at a special shareholder meeting on September 11, 2006 and at subsequent adjournments. In the original proxy vote, shareholders of the Fund failed to approve a new investment advisory agreement with Highland by a slim margin (1.60%). The proposal required approval by 67% of the shares present at the meeting or by a majority of the outstanding shares and the proposal received approval by 65.4% of the shares present at the meeting. In addition, the meeting represented only about 55% of the outstanding shares of the Fund. The proposal for the Fund also was done in conjunction with a proposal to increase the advisory fee rate for Highland Floating Rate Advantage Fund ("ADV"), which is another fund managed by Highland in a similar style as the Fund, that was approved by shareholders of that Fund. Highland also continues to believe that an increase in the advisory fee rate is necessary to maintain the high level of service that it provides to the Fund.

     Highland proposed the fee increase in light of the high level of services that it provides to the Portfolio and the Fund and because the Portfolio's advisory fee rate was below the average of other funds managed in a similar style. The proposed advisory fee rate increase would still be below the average of those other funds. In addition, this increase would allow Highland to receive the same advisory fee rate that it receives for managing ADV, which is a fund managed in a similar style to the Fund. As noted above, the shareholders of ADV approved the increase in its advisory fee schedule in December 2006.

     The New Portfolio Advisory Agreement increases the advisory fee rate at each breakpoint by 0.20% of average daily net assets. It provides for a monthly advisory fee, computed and accrued daily, based on an annual rate of 0.65% of the average daily net assets of the Portfolio for the first one billion dollars ($1,000,000,000), 0.60% of the average daily net assets of the Portfolio for the next one billion dollars ($1,000,000,000), and 0.55% of the average daily net assets of the Portfolio over two billion dollars ($2,000,000,000). Although the Fund does not pay any direct investment advisory fee because it is a "feeder fund," the Fund does bear, as a result of its investment in the Portfolio, its allocable portion of the advisory fee charged to the Portfolio.

     If the New Portfolio Advisory Agreement is approved, Highland will agree to waive voluntarily advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total annual expenses will not exceed 1.00% of the average daily net assets of the Fund (the "Voluntary Fee Waiver"). This arrangement may be modified or terminated by Highland at any time. If the New Portfolio Management Agreement was in effect last year with the Voluntary Fee Waiver, the Fund's total annual expenses would have increased by 11.94%.

INFORMATION CONCERNING THE CURRENT PORTFOLIO ADVISORY AGREEMENT AND THE NEW PORTFOLIO ADVISORY AGREEMENT

     The terms of the New Portfolio Advisory Agreement are substantially identical to those of the Current Portfolio Advisory Agreement, except for (i) an increase in the advisory fee rate at each stated asset level by 0.20%; and
(ii) the date of the agreement. If approved by shareholders of the Fund, the New Portfolio Advisory Agreement will take effect at the close of business on the date of shareholder approval. Unless terminated as provided therein, the New Portfolio Advisory Agreement will remain in full force and effect for two years from its effective date. Subsequent to such initial period of effectiveness, the New Portfolio Advisory Agreement shall continue in full force and effect for successive one-year periods so long as such continuance is approved at least annually (a) by either the Portfolio Board or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 Act (the "1940 Act")) of the Fund and (b) in either event, by the vote of a majority of the members of the Portfolio Board who are not parties to the New Portfolio Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any party to the agreement or the Fund (the "Independent Managers/Trustees") cast in person at a meeting called for the purpose of voting on such approval.

     INVESTMENT SERVICES AND DUTIES. Under each of the Current Portfolio Advisory Agreement and the New Portfolio Advisory Agreement (each, an "Advisory Agreement") Highland, among other things: (i) continuously furnishes an investment program for the Portfolio; (ii) places orders for the purchase and sale of securities for the account of the Portfolio; (iii) provides for certain facilities and administrative services; (iv) arranges for the provision and maintenance of an insurance bond against larceny and embezzlement by officers and employees of the Portfolio; and (v) generally manages, supervises and conducts the affairs and business of the Portfolio. Subject to general supervision by the Managers of the Portfolio, Highland manages the investment of the assets of the Portfolio in accordance with the Portfolio's Prospectus and Statement of Additional Information, and in compliance with the 1940 Act and the rules, regulations and orders thereunder.

     EXPENSES. Under each Advisory Agreement, Highland is required to carry out its investment services and duties at its own expense. The Portfolio is required to pay its own ordinary operating and activity expenses, such as legal and auditing fees, fees of Highland, the administrator, the custodian, accounting services and third-party shareholder servicing agents, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of the Independent Managers of the Portfolio and extraordinary expenses.

     COMPENSATION. Under the terms of the Current Portfolio Advisory Agreement, the Portfolio pays Highland a monthly fee computed and accrued daily, based on an annual rate of 0.45% of the average daily net assets of the Portfolio for the first one billion U.S. dollars (US$1,000,000,000), 0.40% of the average daily net assets of the Portfolio for the next one billion U.S. dollars (US$1,000,000,000) and 0.35% of the average daily net assets of the Portfolio that exceed two billion U.S. dollars (US$2,000,000,000) (the "Current Fee"). For the most recent fiscal year ended August 31, 2006, the Portfolio paid $5,840,185 in advisory fees to Highland. During the fiscal year ended August 31, 2006, Highland voluntarily waived $152,715 or 0.011% of the average daily net assets of the Portfolio in fees. Highland terminated this waiver as of June 12, 2006.

     Under the terms of the New Portfolio Advisory Agreement, Highland would receive from the Portfolio monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the average daily net assets of the Portfolio for the first one billion U.S. dollars (US$1,000,000,000), 0.60% of the average daily net assets of the Portfolio for the next one billion U.S. dollars (US$1,000,000,000) and 0.55% of the average daily net assets of the Portfolio that exceed two billion U.S. dollars (US$2,000,000,000) (the "Proposed Fee"). If the New Portfolio Advisory Agreement is approved, the Voluntary Fee Waiver will take effect. This arrangement may be modified or terminated by Highland at any time. If the New Portfolio Advisory Agreement and Voluntary Fee Waiver had been in effect for the most recent fiscal year ended August 31, 2006, the Portfolio would have paid $8,513,309 in advisory fees to Highland and Highland would have waived $452,218 under the Voluntary Fee Waiver. The New Portfolio Advisory Agreement would have represented a gross increase of approximately 45.77% in advisory fees and a net increase (after taking into account the Voluntary Fee Waiver) of approximately 38.03% in advisory fees.

     In order to illustrate the impact of the Portfolio's increased advisory fee rate on the Fund's annual operating expenses, we have provided a pro forma Fund fee table and expense example. The fee table and expense example are designed to assist shareholders in evaluating the increased advisory fee rate. The expense example that follows the fee table below is also intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below compares the Fund's operating expenses (including the management fee) for the fiscal year ended August 31, 2006 with the Current Portfolio Advisory Agreement in place to the Fund's hypothetical operating expenses for the same period if the New Portfolio Advisory Agreement had been in place for the entire fiscal year. Although the Fund does not pay any direct investment advisory fee, the Fund does bear, as a result of its investment in the Portfolio, its allocable portion of the advisory fee charged to the Portfolio.



                                                        WITH CURRENT FEE IN PLACE                PRO FORMA WITH PROPOSED FEE IN
                                                                                                             PLACE
                                                  CLASS A   CLASS B(2)  CLASS C  CLASS Z     CLASS A  CLASS B(2)   CLASS C   CLASS Z
                                                  -------   ----------  -------  -------     -------- ----------   -------   -------

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed                         3.50%      None      None      None       3.50%      None       None       None
(as a percentage of offering price)
Sales Load Imposed on Reinvested Dividends          None      None      None      None        None      None       None       None
Contingent Deferred Sales Charge                   1.00%(4)  3.25%(3)   1.00%(3)  None       1.00%(4)  3.25%(3)    1.00%(3)   None
Exchange Fee                                        None      None      None      None        None      None       None       None
ANNUAL EXPENSES
(as a percentage of average daily net assets)
Management Fees(5), (6)                            0.64%      0.64%     0.64%    0.64%       0.84%      0.84%      0.84%     0.84%
Distribution and Service Fees                      0.35%      0.70%     0.85%    0.00%       0.35%      0.70%      0.85%     0.00%
Interest Payments and Commitment Fees on
Borrowed Funds                                     0.04%      0.04%     0.04%    0.04%       0.04%      0.04%      0.04%     0.04%
Other Expenses(5)                                  0.19%      0.19%     0.19%    0.19%       0.19%      0.19%      0.19%     0.19%
Total Annual Expenses(5)                           1.22%      1.57%     1.72%    0.87%       1.42%      1.77%      1.92%     1.07%


(1) Financial advisors may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Class B shares will automatically convert to Class A shares eight years after purchase.

(3) The CDSC on Class B shares is 3.25% for shares submitted and accepted for repurchase during the first year after each purchase, 3.00% during the second year, 2.00% during the third year, 1.50% during the fourth year, and 1.00% during the fifth year. There is no CDSC on Class B shares thereafter. The CDSC on Class C shares is 1.00% within the first year after each purchase. There is no CDSC on Class C shares thereafter.

(4) Class A shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% CDSC if the shares are sold within 18 months from each purchase. The 18-month period begins on the day on which the purchase is made.

(5) Prior to June 12, 2006, Highland had voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total annual expenses did not exceed 0.80% of the average daily net assets of the Fund. As a result, the total annual expenses for Class A, B, C and Z shares were limited to 1.21%, 1.56%, 1.71% and 0.86% of the Class' average daily net assets, respectively. This arrangement was terminated as of June 12, 2006. Such reimbursements lowered the particular class's overall expense ratio and increased its overall return to investors.

     If the New Portfolio Advisory Agreement is approved by shareholders, Highland will voluntarily agree to waive advisory fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total annual expenses will not exceed 1.00% of the average daily net assets of the Fund. As a result, the total annual expenses for Class A, B, C and Z shares would be 1.39%, 1.74%, 1.89% and 1.04% of the Class' average daily net assets, respectively.

(6) Highland also receives an administration fee of 0.20% of the average daily net assets of the Portfolio.

     EXPENSE EXAMPLE. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.



                CLASS*                                                              1 YEAR     3 YEARS    5 YEARS    10 YEARS

CURRENT FEE

                Class A                                                                 42          72        100         178

                Class B:       did not sell your shares                                 16          50         86         178
                               sold all your shares at the end of the period            48          70         96         178

                Class C:       did not sell your shares                                 17          54         93         203
                               sold all your shares at the end of the period            27          54         93         203

                Class Z                                                                  9          28         48         107

PROPOSED FEE

                Class A                                                                 49          78        110         199

                Class B:       did not sell your shares                                 18          56         96         199


                                       13

                               sold all your shares at the end of the period            51          76        106         199

                Class C:       did not sell your shares                                 20          60        104         224
                               sold all your shares at the end of the period            30          60        104         224

                Class Z                                                                 11          34         59         131

* Class B shares convert to Class A shares after the first eight years. The 10-year expense example for Class B shares reflects Class B share expenses for the first eight years and Class A expenses for the last two years thereafter.

     The purpose of the above tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly.

     LIABILITY OF THE ADVISER. Each Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations or duties under the agreement on the part of Highland, Highland will not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any error of judgment, mistake of law or any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates.

     TERM AND TERMINATION OF THE AGREEMENTS. Each Advisory Agreement has an initial term of two years and continues in effect with respect to the Portfolio (unless terminated sooner) if approved at least annually by (i) a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the outstanding shares of the Fund and any other then existing feeder fund of the Portfolio, or the Portfolio Board. Each Advisory Agreement generally provides that it may be terminated at any time, without penalty, by the Board or the shareholders or by Highland, in each case on not more than sixty (60) days' nor less than thirty
(30) days' written notice. Each Advisory Agreement will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Each Advisory Agreement may be amended only by a written instrument and Board approval and, under interpretations of the staff of the Securities and Exchange Commission (the "SEC"), if such amendment would increase the fee structure or otherwise fundamentally alter the relationship, upon approval by the shareholders. If the New Portfolio Advisory Agreement is not approved by shareholders, the Current Portfolio Advisory Agreement will continue in effect as described above.

BOARD CONSIDERATIONS

     To assist the Board with its consideration of the continuation of the Current Portfolio Advisory Agreement and the submission to shareholders of the New Portfolio Advisory Agreement, the Board requested, through Fund counsel and the Board's independent legal counsel, and received from Highland, various written materials, including: (1) information confirming the financial soundness of Highland; (2) information on the advisory and compliance personnel of Highland; (3) information on the internal compliance procedures of Highland; (4) comparative information showing how the Portfolio's proposed advisory fee rate schedule and anticipated operating expenses of the Fund compare to (i) other registered closed-end and private funds, in particular investment companies and funds that follow investment strategies similar to those of the Fund and investment companies that are comparable in structure and asset size, and (ii) other private and registered pooled investment vehicles or accounts managed by Highland, as well as the performance of such vehicles and accounts (in absolute and market terms); (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting Highland.

     After receiving and reviewing these materials, the Board, at an in-person meeting held on April 30, 2007, discussed the terms of the Advisory Agreements.

Representatives from Highland attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. Highland provided general information regarding its historic operating costs associated with the services it provides to the Portfolio. Highland also discussed its current and expected profitability from its relationship with the Portfolio under the Current Portfolio Advisory Agreement and also assuming the New Portfolio Advisory Agreement was approved by the Board and Fund shareholders, and the asset level which was necessary to financially support Highland's operational infrastructure. Highland also discussed various alternatives it would consider in the event that the New Portfolio Advisory Agreement was not approved, including its assessment of the future viability of its relationship with the Portfolio.

     The Independent Managers/Trustees, assisted by their independent legal counsel, met in executive session to discuss the terms of the Advisory Agreements. The Independent Managers/Trustees reviewed various factors discussed in independent counsel's legal memorandum, detailed information provided by Highland and other relevant information and factors including the following:

     THE  NATURE, EXTENT, AND QUALITY OF THE SERVICES TO BE PROVIDED BY HIGHLAND

               The Independent Managers/Trustees considered the portfolio management services provided by Highland and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel who provide advisory services, including the background and experience of the members of the portfolio management team. The Independent Managers/Trustees reviewed the management structure, assets under management and investment philosophies and processes of Highland. They also reviewed and discussed Highland's compliance policies and procedures. The Independent Managers/Trustees concluded that Highland had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreements and that the nature of such advisory services is satisfactory.

          HIGHLAND'S  HISTORICAL  PERFORMANCE  IN MANAGING THE PORTFOLIO AND THE
          FUND

               The Independent Managers/Trustees reviewed Highland's historical performance in managing the Portfolio and the Fund as provided by Lipper. They noted that as a result of its investment in the Portfolio, the Fund is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index, as well as both its peers (other than ADV) that employ leverage and those that do not employ leverage. During the 12 months ended March 31, 2007, the Fund's Class Z Shares earned a return of 10.10%, which represents a 38.36% incremental return or 280 basis points more than its benchmark. Additionally, of its peer group, only ADV (which employs leverage) outperformed the Fund during the 12 months ended March 31, 2007. Additionally, in the Lipper's Annualized Rate of Return categories, all of the Fund's share classes were ranked in the Top 9 for the 3-year, 5-year and Since Inception time frames of the Total Return set.

          THE INVESTMENT PERFORMANCE OF OTHER ACCOUNTS OR FUNDS MANAGED BY HIGHLAND

               The Independent Managers/Trustees reviewed the performance of Highland for accounts or funds that are similar to the Portfolio compared with other investment companies of similar investment objectives and size. They reviewed the performance of ADV and noted that it is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index, as well as both its peers that employ leverage and those that do not employ leverage. During the 12 months ended March 31, 2007, its Class Z Shares earned a return of 10.83%, which represents a 48.36% incremental return or 353 basis points more than its benchmark. Furthermore, when compared to its peer group, all of

          ADV's share classes have been the top performing share classes of any peer, in the categories 1-Year Total Return, and Total Return since April 15, 2004, as well as the Annualized Total Rates of Return in 3-Year, 5-Year, since April 15, 2004, and Since Inception time frames. The Independent Managers/Trustees were satisfied with Highland's overall performance records.

               They also reviewed the performance of a private separate account and noted that it is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index. During the 12 months ended March 31, 2007, it earned a return of 8.05%, which represents a 10.27% incremental return or 75 basis points more than its benchmark. Furthermore, the private separate account outperformed its benchmark in the categories Total Return since April 15, 2004, as well as the Annualized Total Rates of Return in 3-Year, 5-Year, since April 15, 2004 and Since Inception time frames.

          THE COSTS OF THE SERVICES TO BE PROVIDED BY HIGHLAND AND THE PROFITS TO BE REALIZED BY HIGHLAND AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE PORTFOLIO AND THE FUND

               The Independent Managers/Trustees also gave substantial consideration to the fees payable under the Advisory Agreements, including: (1) the basis points to be paid to Highland; (2) the anticipated expenses Highland would incur in providing advisory services; and (3) a comparison of the fees payable to Highland under the Advisory Agreements to fees paid to Highland by other funds and to investment advisers serving other investment companies with similar investment programs to that of the Portfolio. After such review, the Independent Managers/Trustees determined that the anticipated profitability rate to Highland with respect to the Advisory Agreements was fair and reasonable.

          THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE PORTFOLIO GROWS AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF SHAREHOLDERS

               The Independent Managers/Trustees considered the effective fees under the Advisory Agreements, as a percentage of assets at different asset levels, and possible economies of scale to Highland. They considered the anticipated asset levels of the Portfolio, the information provided by Highland relating to its estimated costs, and information comparing the fee rate to be charged by Highland with fee rates charged by other unaffiliated investment advisers to their clients. They also considered Highland's willingness to put the
          Voluntary  Fee  Waiver  in  place  if  shareholders  approve  the  New
          Portfolio Advisory Agreement. The Independent Managers/Trustees concluded that the fee structures are reasonable and appropriately would result in a sharing of economies of scale in view of the information provided by Highland.

               In determining whether to approve the continuation of the Current Portfolio Advisory Agreement and to recommend the submission to shareholders of the New Portfolio Advisory Agreement, the Independent Managers/Trustees drew the following conclusions:

               The Independent Managers/Trustees concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable Highland to remain committed to the long-term management of the Portfolio at a more appropriate fee level. The Independent Managers/Trustees determined that the current fee rate and the increased advisory fee rate proposal are fair and reasonable, in light of the resources that Highland has devoted to managing the Portfolio during the period Highland has served as the investment adviser to the Portfolio and in view of the fact that the current advisory fee rate for the Portfolio is substantially below the average advisory/management fee rate in the Portfolio's Lipper peer groups. The Board also noted that the proposed advisory fee rate increase would still be below the average of other funds with similar investment programs to that of the Portfolio. They also noted the Portfolio's excellent performance under Highland's management.

               The Board noted that at its May 19, 2006 board meeting it had approved an advisory agreement substantially identical to the New Portfolio Advisory Agreement and that the Fund had held a shareholder meeting but failed to obtain the requisite shareholder approval by a very slim margin. The Board noted that only 55% of the shares entitled to vote on the proposal had been represented at the meeting and, therefore, a significant portion of the shareholders did not have an opportunity to vote on the proposal. The Board also noted the ADV shareholder approval of a similar advisory fee rate increase and Highland's continued belief that a fee rate increase is appropriate and necessary to maintain the high level of service it provides to the Fund. The Board considered whether any of the factors that led to its approval at the May 19, 2006 meeting had changed. In light of the continued high level of service that Highland provides to the Fund, the Board determined that the New Portfolio Advisory Agreement be submitted for shareholder approval.

THE BOARD THEN VOTED TO RECOMMEND THE NEW PORTFOLIO ADVISORY AGREEMENT TO THE FUND'S SHAREHOLDERS FOR THEIR APPROVAL. FOR THE REASONS DESCRIBED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW PORTFOLIO ADVISORY AGREEMENT.

INFORMATION REGARDING HIGHLAND

     The adviser to the Portfolio is Highland Capital Management, L.P. Its business address is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

     Highland provides portfolio management services to the Portfolio under an investment advisory agreement with the Portfolio dated July 30, 2004. The Current Portfolio Advisory Agreement was last approved by Fund shareholders on July 30, 2004 after termination of the prior investment advisory agreement after the prior investment adviser transferred investment management of the Fund to Highland.

     Highland is registered as an investment adviser under the Investment Advisers Act of 1940. As of [_____] Highland had $[___] billion in assets under management. Highland's principal office address is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

     Highland's principal executive officers and general partners and their principal occupations are shown below. The address of each such person is the same as that of Highland.

NAME                                             PRINCIPAL OCCUPATION
James Dondero........................            President and Managing Partner
Mark Okada...........................            Chief Investment Officer
Todd Travers.........................            Senior Portfolio Manager
Strand Advisors, Inc.................            General Partner

     Highland is controlled by Strand Advisors, Inc., which in turn is controlled by James Dondero and Mark Okada through their direct and indirect ownership or control of all of the voting securities of Strand Advisors, Inc.

     The Portfolio did not pay commissions to any affiliated broker during the fiscal year ended August 31, 2006.

    OTHER FUNDS MANAGED. In addition to the management services provided by Highland to the Fund, Highland also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Highland by those funds having investment objectives similar to those of the Fund is set forth below:

-----------------------------------------------------------------------------------------------------------------
                                          ANNUAL
NAME OF FUND         TOTAL NET            MANAGEMENT                              WAIVERS, REDUCTIONS
                     ASSETS AT             FEE AS A                               OR AGREEMENTS TO
                     [____], 2007         % OF AVERAGE                             WAIVE OR REDUCE
                     (IN MILLIONS)       DAILY NET ASSETS*                         MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------
Highland Floating
Rate Advantage Fund    $[___]     0.65% for the first $1 billion        Highland has voluntarily agreed to waive
(ADV)                                                                   advisory fees so that ADV's ordinary
                                                                        annual operating expenses (exclusive of
                                  0.60% for the next $1 billion         advisory fees, administration fees,
                                                                        brokerage commissions, taxes,
                                                                        distribution and service fees, leverage
                                  0.55% over $2 billion.                expenses and extraordinary expenses, if
                                                                        any) will not exceed 0.15% of the average
                                                                        daily net assets of the Fund.
-----------------------------------------------------------------------------------------------------------------

     * "Average daily managed assets" of ADV means the average daily value of the total assets of ADV less all accrued liabilities of ADV (other than the aggregate amount of any outstanding borrowings constituting financial leverage).


VOTE REQUIRED

     Approval of the New Portfolio Advisory Agreement on behalf of the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined by the 1940 Act to mean the affirmative vote of the lesser of (i) more than fifty percent (50%) of the outstanding shares of the Fund on the Record Date or (ii) sixty-seven percent (67%) or more of the shares of the Fund present at the Special Meeting if more than fifty percent (50%) of the outstanding shares of the Fund on the Record Date are represented at the Special Meeting in person or by proxy.

                                   PROPOSAL 2:
                                   -----------
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION


                                    OVERVIEW

HOW WILL THE FUND BE REORGANIZED?

     At meetings of the Fund Board held on December 8, 2006 and April 16, 2007, the Fund Board considered the Reorganization. Based on factors described below, the Fund Board approved, on behalf of the Fund, an Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into the New Fund, a newly formed Delaware statutory trust. The form of the Agreement is attached to this Proxy Statement as Appendix B.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

     Shareholders of the Fund are now being asked to approve the Agreement. If shareholders of the Fund approve the Agreement, the Trustees and officers of the

Fund will implement the Agreement on behalf of the Fund at a date and time that the Fund Board deems appropriate ("Closing Date"). No Closing Date has been set forth in the Agreement, however, it is currently expected that the Reorganization for the Fund will take place by the end of [_________]. This date may be adjusted in accordance with the Agreement.

     The Agreement contemplates:

     o the transfer of all of the assets of the Fund to the New Fund in exchange for shares of beneficial interest (referred to simply as "shares") of the New Fund;

     o    the assumption by the New Fund of all of the liabilities of the Fund;

     o the distribution to shareholders of each class of the Fund, in exchange for his or her shares of the Fund, of the same number of full and fractional shares of the corresponding class of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the full and fractional shares of that class of the Fund held by that shareholder at the close of business on the Closing Date; and

     o    the subsequent complete termination of the Fund.

     For a more detailed discussion of the terms of the Agreement, please see "SUMMARY OF THE AGREEMENT" below.

     If approved, the Reorganization will have the following effects with respect to the New Fund:

     (1)  The same Trustees of the Fund will serve as Trustees for the New Fund.

     (2) The New Fund will continue to receive investment advisory services indirectly under the then current investment advisory agreement between the Portfolio and Highland.

     (3) Distribution plan will be adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the New Fund and its classes, which is substantially identical to the existing plan.

     (4) Shareholders will be deemed to have approved, to the extent necessary, any actions required to terminate the Fund.

     Shareholders of the Fund are not being asked to vote separately on these matters. Voting "FOR" the proposal constitutes shareholder approval of the actions described above. More information on each of these matters is discussed under "COMPARISON OF THE NEW FUND AND THE FUND" below.

WHY IS THE FUND BOARD RECOMMENDING APPROVAL OF THE AGREEMENT?

     The Fund Board has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by funds, including a number of the funds in the family of funds managed by Highland. In unanimously approving the Agreement and recommending that shareholders of the Fund also approve the Agreement, the Fund Board was provided with and evaluated such information as it reasonably believed necessary to consider the proposed Reorganization. The Fund Board determined that (1) the interests of the Fund's shareholders would not be diluted as a result of the Reorganization and (2) the

Reorganization would be in the best interests of the Fund and its shareholders. Key factors considered by the Fund Board include:

     o In recent years, many mutual funds have reorganized as Delaware statutory trusts. Highland informed the Fund Board that the Delaware statutory trust form of organization provides more flexibility with respect to the administration of the New Fund, which potentially could lead to greater operating efficiencies and lower expenses for shareholders of the New Fund; greater certainty regarding limiting the liability of shareholders for the obligations of the trust or its trustees; and greater flexibility in structuring shareholder voting rights and shareholder meetings.

     o Highland informed the Fund Board that the New Fund may be able to realize greater operating efficiencies because the Reorganization would permit the New Fund to operate under uniform, modern and flexible governing documents that would streamline the governance process and could reduce costs associated with Fund governance and compliance monitoring.

     o Highland informed the Fund Board that the Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Fund.

     o    Highland  informed  the  Fund  Board  that  there  was no  anticipated
          material   effect  on  the  Fund's  annual   operating   expenses  and
          shareholder fees and services as a result of the Reorganization.

     o Highland informed the Fund Board that there were no anticipated direct or indirect federal income tax consequences of the Reorganization to Fund shareholders.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE FUND AND ITS SHAREHOLDERS?

     The Reorganization will not result in any material change in the investment objectives or principal investment strategies of the Fund. The investment adviser, portfolio managers and other service providers will remain the same. The services provided by those service providers will be the same as those currently being provided to the Fund.

     Immediately after the Reorganization, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization ("Closing"). For example, if you currently own 100 Class A shares of the Fund, immediately after the Closing, you would own 100 Class A shares of the New Fund having the same net asset value as your original 100 shares of the Fund.

     As a result of the Reorganization, shareholders of the Fund, which is a Massachusetts business trust, will become shareholders of the New Fund, which will be a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Fund, please see "COMPARISON OF THE NEW FUND AND THE FUND--HOW WILL THE NEW FUND BE ORGANIZED?" below.

WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

     No. The full value of your shares of the Fund will be exchanged for shares of the same class of the New Fund without any sales load, commission or other transactional fee being imposed.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     As a condition to consummation of the Reorganization, the Fund will receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP to the effect that neither the Fund nor its shareholders will recognize any gain or loss as a result of the Reorganization. As a general matter. the holding period for, and the aggregate tax basis in, the New Fund's shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date). Also, the New Fund's holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund's holding period for, and be the same as the New Fund's tax basis in, that asset immediately prior to the Reorganization. Please see "Summary of the Agreement--What are the Federal Income Tax Consequences of the Proposed Reorganization" below for further information.

WHO IS BEARING THE EXPENSES RELATED TO THE REORGANIZATION?

     The Fund will bear the expenses associated with the Reorganization.

                            SUMMARY OF THE AGREEMENT

WHAT ARE THE MATERIAL TERMS AND CONDITIONS OF THE AGREEMENT?

     The terms and conditions under which the Reorganization would be completed are contained in the Agreement. The following summary of the Agreement is qualified in its entirety by reference to the Agreement itself, the form of which is attached to this Proxy Statement as Appendix B.

     The Agreement provides that the New Fund will acquire all of the assets of the Fund in exchange solely for shares of the New Fund and the New Fund's assumption of the Fund's liabilities. The Agreement further provides that, as promptly as practicable after the Closing Date, the Fund will distribute to its shareholders, by class, the shares of the New Fund it receives in the Reorganization.

     The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal in value, as calculated at the close of business (4:00 p.m. Eastern Time) on the Closing Date, to the number of full and fractional shares of the Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

     After such distribution, the Fund will take all necessary steps under applicable state law, its governing documents, and any other applicable law to effect a complete termination or dissolution of the Fund.

     The Agreement may be terminated, and the Reorganization may be abandoned, at any time prior to its consummation, before or after approval by the Fund shareholders, if circumstances should develop that, in the Fund Board's opinion, make proceeding with the Reorganization inadvisable with respect to the Fund. The completion of the Reorganization also is subject to various conditions, including completion of all necessary filings with the SEC; the receipt of all material consents, orders and permits of federal, state, and local regulatory authorities necessary to consummate the Reorganization; delivery of a legal opinion regarding the federal tax consequences of the Reorganization; and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date. The Agreement provides that either the Fund or the

New Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund or New Fund, as applicable, if such waiver will not have a material adverse effect on the Fund's shareholders other than the requirements that: (1) all necessary filings shall have been made and all material consents, orders and permits shall have been obtained as contemplated in the Agreement and (2) the Fund and the New Fund receive an opinion of counsel that the transactions contemplated by the Agreement will constitute a tax-free reorganization for federal income tax purposes.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to consummation of the Reorganization, the Fund and New Fund will receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Fund and New Fund and conditioned on the Reorganization being completed in accordance with the Agreement, for federal income tax purposes, with respect to the Reorganization and the Fund participating therein:

     (1) the Reorganization will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and the Fund will be a "party to a reorganization" (within the meaning of section 368(b) of the Code);

     (2)  the Fund will not recognize gain or loss on the Reorganization;

     (3) the shareholders will not recognize any gain or loss on the exchange of shares of the Fund for shares of the New Fund;

     (4) the holding period for, and tax basis in, the shares of the New Fund a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the shares of the Fund the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the applicable Closing Date); and

     (5) the New Fund's holding period for, and tax basis in, each asset the Fund transfers to it will include the Fund's holding period for, and will be the same as the New Fund's tax basis in, that asset immediately prior to the Reorganization.

     Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund or the shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

     The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any shareholder. If the Reorganization fails to meet the requirements of section 368(a)(1)(F), a shareholder could realize a gain or loss on the transaction. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

                     COMPARISON OF THE NEW FUND AND THE FUND

HOW WILL THE NEW FUND BE ORGANIZED?

     The Fund is currently organized as a Massachusetts business trust. If the Reorganization is approved, the Fund will redomicile by merging into the New Fund, a newly formed Delaware statutory trust governed by its own Declaration of Trust and By-Laws. The operations of the Fund and New Fund are also governed by applicable state and federal law.

WHAT WILL HAPPEN TO THE FUND'S CURRENT BOARD OF TRUSTEES?

     The Trustees of the New Fund are expected to be the same as the Trustees of the Fund. The approval of the Agreement will constitute shareholder approval of the Fund's current Board of Trustees to the same positions with the New Fund.

HOW DOES THE NEW FUND COMPARE TO THE FUND'S CURRENT LEGAL STRUCTURE?

     Under the Agreement and Declaration of Trust and By-Laws of the New Fund, the Trustees of the New Fund will have more flexibility than Trustees of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the New Fund to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Fund to operate in a more efficient and economical manner and may reduce the circumstances in which shareholder approval would be required.

     Importantly, the Trustees of the New Fund will have the same fiduciary obligations to act with due care and in the interest of the New Fund and its shareholders as do the Trustees of the Fund with respect to the Fund and its shareholders.

     In addition, Delaware law may provide more certainty with regard to the personal liability of Fund shareholders and Trustees of the Fund for the obligations of the Fund. Under Massachusetts law, Fund shareholders and Trustees of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. The governing instruments of the Fund, which is a Massachusetts business trust, included language that limited the liability of Fund shareholders and Trustees of the Fund but there are no express provisions under Massachusetts law relating to the limitation of liability of shareholders or trustees. Delaware law contains express language limiting the personal liability of shareholders and trustees. In addition, consistent with Delaware law, the governing instruments of the New Fund will include language that limits the liability of New Fund shareholders and Trustees of the New Fund.

     Certain other similarities and differences between these entities are summarized at Appendix E, although this is not a complete comparison. Shareholders should refer to the provisions of the governing documents directly for a more thorough comparison. Copies of the governing documents are available to shareholders without charge upon written request to 13455 Noel Road, Suite 800, Dallas, Texas 75240.

WHAT WILL HAPPEN TO THE MANAGEMENT OF THE FUND?

     The approval of the Agreement will constitute shareholder approval of the Portfolio's then current investment advisory agreement with Highland. This means that if the Agreement is approved by shareholders and the Reorganization occurs, the Portfolio, and the Fund indirectly, will continue to receive investment advisory services under the then current investment advisory agreement with Highland. In other words, if the New Portfolio Advisory Agreement in proposal 1 is approved, the Portfolio, and the New Fund indirectly, will continue to receive investment advisory services under the New Portfolio Advisory Agreement. If proposal 1 is not approved, the Portfolio, and the New Fund indirectly, will continue to receive investment advisory services under the Current Portfolio Advisory Agreement.

WILL THE ADVISORY RATES FOR THE NEW FUND BE DIFFERENT?

     No. The investment advisory fee rate for the New Fund will be the same as the then current investment advisory fee rate of the Fund. In other words, if proposal 1 is approved, the New Fund would pay indirectly through its investment in the Portfolio a monthly advisory fee at an annual rate of 0.65% of the average daily net assets of the New Fund for the first $1 billion, 0.60% of the average daily net assets of the New Fund for the next $1 billion, and 0.55% of the average daily net assets of the New Fund over $2 billion. The Reorganization also will not change the impact of the Voluntary Fee Waiver. If proposal 1 is not approved, the New Fund would pay indirectly through its investment in the Portfolio a monthly advisory fee at an annual rate of 0.45% of the average daily net assets of the New Fund for the first $1 billion, 0.40% of the average daily net assets of the New Fund for the next $1 billion, and 0.35% of the average daily net assets of the New Fund over $2 billion.

WHAT WILL HAPPEN TO THE FUND'S CURRENT DISTRIBUTION PLAN?

     The Fund currently has a distribution plan in accordance with Rule 12b-1 under the 1940 Act for its Class A, Class B and Class C shares. Approval of the Agreement will constitute shareholder approval of the distribution plan for the New Fund. The terms of the distribution plan for the New Fund will be substantially identical to the current distribution plan for the Fund.

HOW WILL THE FUND'S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES CHANGE?

     If the Reorganization is approved, the New Fund's investment objective and investment strategies will remain the same.

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR"
                           APPROVAL OF THE AGREEMENT.

VOTE REQUIRED

     Approval of the Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined by the 1940 Act to mean the affirmative vote of the lesser of (i) more than fifty percent (50%) of the outstanding shares of the Fund on the Record Date or (ii) sixty-seven percent (67%) or more of the shares of the Fund present at the Special Meeting if more than fifty percent (50%) of the outstanding shares of the Fund on the Record Date are represented at the Special Meeting in person or by proxy.

                                   PROPOSAL 3:
                                   -----------
      APPROVAL OF THE FUND'S CONVERSION TO A SINGLE-FUND STRUCTURE AND THE
                  LIQUIDATION AND DISSOLUTION OF THE PORTFOLIO

HOW WOULD THE FUND CONVERT TO A SINGLE-FUND STRUCTURE?

     The Fund currently operates in a master-feeder structure so that, instead of directly investing in securities, the Fund is a "feeder fund" that invests substantially all of its assets in the Portfolio, which is a "master fund" that invests directly in securities. The Fund Board is recommending that shareholders approve the conversion of the Fund to a single-fund structure without changing the Fund's investment objective or investment restrictions.

     If the Fund is converted to a single-fund structure, it will receive from the Portfolio the Portfolio's entire portfolio of marketable securities and other assets in exchange for the shares of the Portfolio that the Fund holds ("Conversion"). Thus, the Fund will no longer operate as a feeder fund investing in a master fund. Instead, it will directly own the securities the Portfolio formerly held and, in the future, will invest directly in securities rather than in the Portfolio.

     The Portfolio's board of managers ("Portfolio Board") intends to facilitate that Conversion if it is approved by the Fund's shareholders. The Portfolio Board recognizes that upon the Fund's Conversion there would be no feeder funds invested in the Portfolio; therefore, the Portfolio Board has asked that if the Fund receives a favorable shareholder vote on Conversion that it also vote in favor of liquidating and dissolving the Portfolio. Accordingly, if the Fund receives the requisite shareholder approval for the Conversion, it will deem all votes for the Conversion to be instructions to vote for the dissolution of the Portfolio (see "Required Vote"). Such dissolution and Conversion will be implemented through a Plan of Conversion, Liquidation and Termination ("Conversion Plan") that dissolves the Portfolio and distributes the Portfolio's assets in kind to the Fund. The Fund Board, at a meeting held on April 30, 2007, considered, approved and recommended for shareholder approval the Conversion Plan.

WHAT ARE THE SHAREHOLDERS BEING ASKED TO APPROVE?

     Shareholders of the Fund are now being asked to approve the Conversion Plan, which will convert the Fund to a single-fund structure and liquidate and dissolve the Portfolio.

     WHY IS THE BOARD RECOMMENDING APPROVAL TO CONVERT THE FUND TO A SINGLE-FUND STRUCTURE AND TO LIQUIDATE AND DISSOLVE THE PORTFOLIO THROUGH THE CONVERSION PLAN?

     The Conversion is being proposed because the Board and Highland each believe that eliminating the master-feeder structure and operating in a single-fund structure would simplify the operations of the Fund and, consequently, may result in some reduction in the Fund's operating expenses. For example, separate audits of the Portfolio would no longer be necessary. Over time, the Fund may benefit from the fewer required filings with the SEC and other legal and administrative cost savings. Some of the cost savings may benefit Highland due to its voluntary agreement with the Fund to limit the Fund's total annual operating expenses.

     The Fund was originally organized in a master-feeder structure because its sponsors believed this form of organization would achieve certain efficiencies of operation and economies of scale. The original master-feeder structure was established with two feeder funds (including the Fund) investing in the Portfolio with the expectation that additional feeder funds would be added in the future. However, last year the other feeder fund investing in the Portfolio dissolved and Highland has since indicated that it does not expect any additional feeder funds to be added to the structure. Due to these events, the Fund is currently, and would likely continue to be, the sole investor in the Portfolio, and therefore the master-feeder structure will not be able to achieve the desired efficiencies of operation and economies of scale. For these reasons and under these circumstances, the Board has determined that it would be in the best interests of the Fund and its shareholders to operate the Fund in the single-fund structure.

     The liquidation and dissolution of the Portfolio is being proposed because the Portfolio Board has determined that, should the Feeder Fund convert to a single-fund structure, the Portfolio's existence would no longer economically viable.

WHAT EFFECT WILL IMPLEMENTATION OF THE CONVERSION PLAN HAVE ON SHAREHOLDERS?

     Immediately after the Conversion, you will hold the same number of shares, with the same dollar value, as you held immediately before the Conversion, and the portfolio of marketable securities and other assets in which you're invested through the Fund will be unchanged.

WHAT ARE THE TERMS OF THE CONVERSION PLAN?

     The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Conversion Plan, a copy of which is attached hereto as Appendix C. Shareholders are urged to read the Conversion Plan in its entirety.

     EFFECTIVE DATE OF THE CONVERSION PLAN, CONVERSION OF THE FUND TO A SINGLE-FUND STRUCTURE AND CESSATION OF THE PORTFOLIO'S ACTIVITIES OF INVESTING IN SECURITIES. The Conversion Plan will become effective only upon its adoption and approval by the required vote of the holders of Fund shares (see "Required Vote"). Following this event, (i) the Portfolio will cease its business of investing in securities, (ii) the Portfolio's affairs will be wound up and (iii) the Portfolio will dissolve in accordance with the Conversion Plan, including filing a certificate of cancellation with the Delaware Secretary of State and filing a Form N-8F to de-register the Portfolio under the 1940 Act. (Conversion Plan, Article 2).

     LIQUIDATION DISTRIBUTIONS. As soon as reasonably practicable after (1) paying or adequately providing for the payment of the Portfolio's liabilities and (2) receiving such releases, indemnities and refunding agreements as the Portfolio's Board deems necessary for its protection, the Portfolio's remaining assets will be distributed in kind to the Fund, as the sole member of the Portfolio, in redemption and cancellation of the Fund's interest therein. (Conversion Plan, Article 3).

     AMENDMENT OF THE CONVERSION PLAN. The Portfolio's Board may authorize variations from, or amendments of, the provisions of the Conversion Plan (other than the terms of the liquidating distribution(s)) that it deems necessary or appropriate to effect the distribution(s) and the Portfolio's liquidation and dissolution. (Conversion Plan, Article 4).

     The completion of the Conversion Plan is subject to various conditions, including approval thereof by the shareholders of the Fund, completion of all filings with, and receipt of all necessary approvals from, the SEC and other customary corporate and securities matters.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION?

     For federal income tax purposes, the Portfolio is disregarded as an entity separate from the Fund, its sole member, and the Fund is treated as if it holds all of the Portfolio's assets directly. Accordingly, the liquidation and dissolution of the Portfolio, and the distribution of its assets to the Fund, will have no federal income tax consequences for the Fund or its shareholders.

HOW WILL THE FUND'S INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS CHANGE?

     The investment objective, policies and restrictions under which the assets of the Fund presently are managed will not be affected by the proposed Conversion, except that rather than investing all of its net investable assets in the Portfolio, the Fund will seek to achieve the same investment objective directly by engaging Highland as its investment adviser to manage its assets. Thus, the Fund's investment objective, policies and restrictions will not change as a result of the Conversion and the dissolution of the Portfolio.

WHAT WILL HAPPEN TO THE MANAGEMENT OF THE FUND?

     Highland currently manages the assets of the Fund indirectly, by virtue of the fact that it manages the assets of the Portfolio in which the Fund invests. Since the Fund currently invests its assets only through the Portfolio, it does not engage Highland or any other investment adviser directly. Upon completion of the Conversion Plan, the Fund will enter into an investment advisory agreement with Highland, on terms and conditions substantially identical to the terms and conditions of the current investment advisory agreement between Highland and the Portfolio.

WILL THERE BE CHANGES TO THE ADVISORY FEE RATE FOR THE FUND?

     The investment advisory fee rate for the Fund once it converts to a single-fund structure will be the same as the then-current investment advisory fee rate of the Portfolio. In other words, if proposal 1 is approved, the Fund would pay Highland a monthly advisory fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion, 0.60% of the average daily net assets of the Fund for the next $1 billion, and 0.55% of the average daily net assets of the Fund over $2 billion. The Conversion to a single-fund structure will not change the impact of the Voluntary Fee Waiver. If proposal 1 is not approved, but this proposal 3 is approved, then the Fund would pay a monthly advisory fee to Highland at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion, 0.40% of the average daily net assets of the Fund for the next $1 billion, and 0.35% of the average daily net assets of the Fund over $2 billion.

WILL THERE BE ANY CHANGES TO THE ADMINISTRATIVE SERVICES, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS?

     The   current   agreements   with   the  Fund   regarding   administrative,
distribution, transfer agent and custodian services are not expected to change due to the implementation of the Conversion Plan.

WILL THERE BE CHANGES TO THE PORTFOLIO TRANSACTIONS AND BROKERAGE POLICIES OF THE FUND?

     Highland will execute the portfolio transactions and allocate the brokerage business of the Fund subject to the policies established by the Fund Board, which are substantially identical to those in effect with respect to the Portfolio immediately prior to the Conversion.

FOR THE REASONS DESCRIBED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE CONVERSION PLAN.

VOTE REQUIRED

     The Conversion of the Fund under the Conversion Plan may be deemed an exchange of the Fund's assets which requires, in accordance with the terms of the Fund's Declaration of Trust, the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined by the 1940 Act to mean the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund on the Record Date or (ii) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund on the Record Date are represented at the Special Meeting in person or by proxy (a "1940 Act Majority").

     The Portfolio Board, recognizing that upon the Fund's conversion there would be no feeder funds invested in the Portfolio and the Portfolio would no longer be economically viable, has asked that if the Fund receives a favorable shareholder vote on Conversion that it also vote in favor of liquidating and dissolving the Portfolio. Accordingly, if the Fund receives the affirmative vote of a 1940 Act Majority of Fund shares on the Fund's Conversion, it will deem all votes for the Conversion to be instructions to vote for the dissolution of the Portfolio. Such dissolution and Conversion will be implemented through the Conversion Plan, which dissolves the Portfolio and distributes the Portfolio's assets in kind to the Fund.

     The Fund, as a Portfolio member, will vote all of its shares in the Portfolio for and against the dissolution of the Portfolio proportionately to the instructions to vote for and against such matter received from the Fund's shareholders. The proportion of the Fund's interest in the Portfolio equal to the proportion of Fund shares that are not voted will be voted for and against this matter in the same proportion as the shares for which it receives voting instructions. The Portfolio's amended and restated limited liability agreement ("LLC Agreement") requires a majority vote of its members for dissolution.(1) Thus, if the Fund receives the requisite 1940 Act Majority vote in favor of the Conversion Plan, there will also be sufficient votes to dissolve the Portfolio.

                                 OTHER BUSINESS

     The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in their discretion.


                               GENERAL INFORMATION

BENEFICIAL OWNERS

     Appendix D to this Proxy Statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of the Record Date. The Trustees and officers of the Fund, in the aggregate, owned less than one (1) per centum of the Fund's outstanding shares as of the Record Date. R. Joseph Dougherty owned [____] shares as of [____]. The Fund Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.

--------------------

(1) The LLC Agreement requires a majority vote of its members (i.e., feeder funds invested in the Portfolio) provided the is recommended by at least three-fourths of the total number of Portfolio Managers then in office and by at least three-fourths of the total number of Continuing Managers (as defined in the LLC Agreement). The requisite number of Managers and Managers made these recommendations on April 30, 2007.

EXPENSES

     The expenses incurred in connection with the solicitation of proxies for the Special Meeting, including preparation, filing, printing, mailing, solicitation, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm will be paid by the Fund.

ADMINISTRATOR/SUB-ADMINISTRATOR

     Highland provides administration services to the Fund under an Administration Agreement for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed assets. During the fiscal year ended August 31, 2006, the Fund paid Highland 2,674,362 for services received under the Administration Agreement. Under a separate Sub-Administration Services Agreement, Highland has delegated certain administrative functions to PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, Pennsylvania, 19406.

ACCOUNTING SERVICES AGENT

     PFPC provides accounting services to the Fund pursuant to an Accounting Services Agreement dated October 18, 2004.

DISTRIBUTOR

     Fund shares are offered for sale through PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

TRANSFER AGENT

     PFPC is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

CUSTODIAN

     PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian of the Fund. PFPC Trust Company, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP. Its business address is 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the proxy statement for such meeting is printed and mailed. No shareholder proposals have been submitted and accordingly any shareholder wishing to make a proposal should do it sufficiently in advance of any subsequent meeting of shareholders.

SHAREHOLDER COMMUNICATIONS

     Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund Board or to an individual Trustee in writing, care of the secretary of the Fund, at 13455 Noel Road, Suite 800, Dallas, Texas 75240. The secretary of the Fund may determine not to forward any letter to the Fund Board or to a Trustee that does not relate to the business of the Fund.

PROXY STATEMENT DELIVERY

     "Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of this Proxy Statement together with one proxy card for each account. If you received more than one copy of this Proxy Statement, you may elect to household in the future; if you received a single copy of this Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by writing to the Fund at the following address: 13455 Noel Road, Suite 800, Dallas, Texas 75240, or by calling the Fund at the following number: (877) 665-1287.

OFFICERS OF THE FUND AND HIGHLAND

     The principal executive officers of the Fund are James D. Dondero, President; Mark Okada, Executive Vice President; R. Joseph Dougherty, Senior Vice President; M. Jason Blackburn, Secretary and Treasurer; and Michael S. Minces, Chief Compliance Officer. Each officer's mailing address is c/o Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240. Mr. Dondero is the President and Managing Partner of, and Mr. Okada is the Chief Investment Officer of, Highland.

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



                                              M. Jason Blackburn,
                                              Secretary and Treasurer
                                              [_______], 2007

                                   APPENDIX A

                    FORM OF NEW PORTFOLIO ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of _________, 2007, by and between Highland Capital Management, L.P., a Delaware limited partnership (the "MANAGER"), and Highland Floating Rate Limited Liability Company, a Delaware limited liability company (the "LLC").

     WHEREAS, the LLC is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act"), and periodically offers to repurchase its shares in conformity with the provisions of Rule 23c-3 under the 1940 Act, which funds are generally referred to as "interval funds"; and

     WHEREAS the Manager is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

     SECTION 1. APPOINTMENT OF MANAGER.

     The LLC hereby appoints the Manager to act as manager and investment adviser to the LLC for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     SECTION 2. DUTIES OF MANAGER.

     The Manager, at its own expense, shall furnish the following services and facilities to the LLC:

          (a) INVESTMENT PROGRAM. The Manager shall (i) furnish continuously an investment program for the LLC, (ii) determine (subject to the overall supervision and review of the Board of Managers of the LLC (the "BOARD")) what investments shall be purchased, held, sold or exchanged by the LLC and what portion, if any, of the assets of the LLC shall be held uninvested, and (iii) make changes in the investments of the LLC. The Manager also shall manage, supervise and conduct the other affairs and business of the LLC and matters incidental thereto, subject always to the control of the Board, and to the provisions of the organizational documents of the LLC, the Registration Statement of the LLC and its securities, including the Prospectuses and Statements of Additional Information of the Highland Floating Rate Fund and the Highland Institutional Floating Rate Income Fund (collectively, the "FEEDER FUNDS"), and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, the Manager shall have the authority to engage one or more sub-advisers in connection with the management of the LLC, which sub-advisers may be affiliates of the Manager.

          (b) OFFICE SPACE AND FACILITIES. The Manager shall furnish the LLC office space in the offices of the Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the LLC.

          (c) ADMINISTRATIVE SERVICES. The Manager shall supervise the business and affairs of the LLC and shall provide such services and facilities as may be required for the effective administration of the LLC as are not provided by employees or other agents engaged by the LLC, provided that the Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between the LLC and the Manager, or an affiliate of the Manager, or any third-party administrator.

          (d) FIDELITY BOND. The Manager shall arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of the LLC who may singly or jointly with others have access to funds or securities of the LLC, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the managers who are not "interested persons" of the LLC, as defined in the 1940 Act, shall determine, with due consideration given to the aggregate assets of the LLC to which any such officer or employee may have access. The premium for the bond shall be payable by the LLC in accordance with Section 3(m).

          (e) PORTFOLIO TRANSACTIONS. The Manager shall place all orders for the purchase and sale of portfolio securities for the account of the LLC with brokers or dealers selected by the Manager, although the LLC will pay the actual brokerage commissions on portfolio transactions in accordance with
     SECTION 3(D).

     In placing portfolio transactions for the LLC, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that neither the LLC nor the Manager has adopted a formula for allocation of the LLC's investment transaction business. It is also understood that it is desirable for the LLC that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the LLC than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the LLC with such brokers, subject to review by the LLC's Board of Managers from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Manager in connection with its services to other clients.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the LLC as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the LLC and to such other clients.

     SECTION 3. ALLOCATION OF EXPENSE.

     Except for the services and facilities to be provided by the Manager as set forth in SECTION 2 above, the LLC assumes and shall pay all expenses for all other LLC operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. Unless the Prospectuses or Statements of

Additional Information of the Feeder Funds provide otherwise, the expenses to be borne by the LLC shall include, without limitation:

          (a) all expenses of organizing the LLC;

          (b) the charges and expenses of (i) any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the LLC for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts and bookkeeping, accounting and pricing services, provided to the LLC (other than those utilized by the Manager in providing the services described in SECTION 2), (ii) any agent engaged for the purposes of conducting auctions with respect to the LLC's taxable auction rate preferred stock, if any shall be issued, (iii) any institution serving as trustee with respect to the LLC's Senior Extendible Notes, and (iv) fees of any stock exchange or any rating agency responsible for rating outstanding securities of the LLC;

          (c) the charges and expenses of bookkeeping, accounting and auditors;

          (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the LLC, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

          (e) taxes, including issuance and transfer taxes, and registration, filing or other fees payable by the LLC to federal, state or other governmental agencies;

          (f) expenses, including the cost of printing certificates, relating to the issuance of shares of the LLC;

          (g) expenses involved in registering and maintaining registrations of the LLC and of its securities with the Securities and Exchange Commission and various states and other jurisdictions, including reimbursement of actual expenses incurred by the Manager or others in performing such functions for the LLC, and including compensation of persons who are employees of the Manager, in proportion to the relative time spent on such matters;

          (h) expenses of shareholders', unitholders' and managers' meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other communications to existing shareholders;

          (i) expenses of preparing and printing prospectuses and marketing materials;

          (j) compensation and expenses of the LLC's managers who are not affiliated with the Manager;

          (k) charges and expenses of legal counsel in connection with matters relating to the LLC, including, without limitation, legal services rendered in connection with the LLC's trust and financial structure and relations with its shareholders, issuance of shares of the LLC and registration and qualification of shares under federal, state and other laws;

          (l) the cost and expense of maintaining the books and records of the LLC, including general ledger accounting;

          (m) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Manager;

          (n) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the LLC;

          (o) interest payable on the LLC's borrowings;

          (p) such other non-recurring expenses of the LLC as may arise, including expenses of actions, suits or proceedings to which the LLC is a party and expenses resulting from the legal obligation which the LLC may have to provide indemnity with respect thereto;

          (q) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses; and

          (r) all other expenses permitted by the Prospectuses and Statements of Additional Information of the Feeder Funds as being paid by the LLC.

     SECTION 4. INVESTMENT ADVISORY FEE.

     In return for its investment advisory services, the LLC will pay the Manager a monthly fee, computed and accrued daily, based on an annual rate of 0.65% of the Average Daily Net Assets of the LLC for the first one billion dollars ($1,000,000,000), 0.60% of the Average Daily Net Assets of the LLC for the next one billion dollars ($1,000,000,000), and 0.55% of the Average Daily Net Assets of the LLC over two billion dollars ($2,000,000,000). The Manager may waive a portion of its fees. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for such month shall be computed in a manner consistent with the calculation of the fees payable on a monthly basis. Subject to the provisions of
SECTION 5 below, the accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses and extraordinary expenses, if any.

     SECTION 5. REIMBURSEMENTS.

     The parties agree that they may negotiate from time to time for the Manager to reimburse certain costs and expenses of the LLC. If such an agreement is in effect, the determination of whether reimbursement for such costs and expenses is due the LLC from the Manager will be made on an accrual basis once monthly, and if it is so determined that such reimbursement is due, the accrued amount of such reimbursement which is due shall serve as an offset to the investment advisory fee payable monthly by the LLC to the Manager pursuant to SECTION 4 hereof, and the amount to be paid by the Manager to the LLC as soon as is practicable at the end of a fiscal year of the LLC shall be equal to the difference between the aggregate reimbursement due the LLC from the Manager for that fiscal year and the aggregate offsets made by the LLC against the aggregate investment advisory fees payable to the Manager pursuant to SECTION 4 hereof for that fiscal year by virtue of such aggregate reimbursement. The foregoing limitation on reimbursement of costs and expenses shall exclude interest, taxes, brokers' charges and expenses, extraordinary costs and expenses (as determined by the Board in its exercise of its business judgment), and, if payable by the LLC, the costs and expenses incident to the public offering or private placement of securities of the LLC, including debt securities.

     SECTION 6. RELATIONS WITH THE LLC.

     Subject to and in accordance with the organizational documents of the Manager and the LLC, as well as their policies and procedures and codes of ethics, it is understood that managers, officers, agents and shareholders of the LLC are or may be interested in the Manager (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Manager (or any successor thereof) are or may be interested in the LLC as managers, officers, agents, shareholders or otherwise, and that the Manager (or any such successor thereof) is or may be interested in the LLC as a shareholder or otherwise.

     SECTION 7. LIABILITY OF MANAGER.

     The Manager shall not be liable to the LLC for any error of judgment or mistake of law or for any loss suffered by the LLC in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Manager against any liability to the LLC or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement, nor shall any provision hereof be deemed to protect any manager or officer of the LLC against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties.

     SECTION 8. DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) DURATION. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following (1) the approval of the Board of Managers of the LLC, including approval by a vote of a majority of the managers who are not "interested persons" (as defined in the 1940 Act) of the Manager or the LLC, cast in person at a meeting called for the purpose of voting on such approval and (2) the approval by a "vote of a majority of the outstanding voting securities" of the Feeder Funds, voting as a single class (as defined in the 1940 Act and the rules thereunder). Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to SECTION 8(C), for successive one-year periods so long as such continuance is approved at least annually (a) by either the Board of Managers of the LLC or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Feeder Funds, voting as a single class, and (b) in either event, by the vote of a majority of the managers of the LLC who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (b) AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Feeder Funds, voting as a single class.

     (c) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Feeder Funds, voting as a single class, or by the Manager, in each case on not more than sixty
(60) days' nor less than thirty (30) days' prior written notice to the other party.

     (d)  AUTOMATIC   TERMINATION.   This  Agreement  shall   automatically  and
immediately  terminate  in the event of its  assignment  (as defined in the 1940
Act).

     SECTION 9. SERVICES NOT EXCLUSIVE.

     The services of the Manager to the LLC hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. In addition, the parties may enter into agreements pursuant to which the Manager provides administrative or other non-investment advisory services to the LLC, and may be compensated for such other services.

     SECTION 10. PRIOR AGREEMENTS SUPERSEDED.

     This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties hereto.

     SECTION 11. NOTICES.

     Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be 13455 Noel Road, Suite 800, Dallas, Texas 75240.

     SECTION 12. GOVERNING LAW; COUNTERPARTS.

     This Agreement shall be construed in accordance with the laws of the State of Delaware, and the applicable provisions of the 1940 Act. To the extent that applicable law of the State of Delaware, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     SECTION 13. MISCELLANEOUS.

     The Manager agrees to advise the LLC of any change of its membership (which shall mean its general partner) within a reasonable time after such change. If the Manager enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Manager, it agrees to give the LLC the lesser of sixty days' notice and such notice as is reasonably practicable before consummating the transaction.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                          HIGHLAND CAPITAL MANAGEMENT, L.P.

                                          By:  STRAND ADVISORS, INC.,
                                               its general partner



                                          By:
                                                --------------------------------
                                                Name:
                                                Title:


                                          HIGHLAND FLOATING RATE
                                          LIMITED LIABILITY COMPANY



                                          By:
                                                --------------------------------
                                                Name:
                                                Title:

     A copy of the document establishing the LLC is filed with the Secretary of State of the State of Delaware. This Agreement is executed by officers not as individuals and is not binding upon any of the Managers, officers or shareholders of the LLC individually but only upon assets of the LLC.

                                   APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("AGREEMENT") is made as of _________ __, 2007 between HIGHLAND FLOATING RATE FUND, a Delaware statutory trust ("NEW FUND"), and HIGHLAND FLOATING RATE FUND, a Massachusetts business trust ("OLD FUND"). Each of New Fund and Old Fund is sometimes referred to herein as a "FUND."

     Each Fund wishes to effect a reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("REGULATIONS"). The reorganization will involve Old Fund's changing its identity, form, and place of organization by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of beneficial interest ("SHARES") in New Fund and New Fund's assumption of all Old Fund's liabilities,
(2) distributing those shares pro rata to Old Fund's shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund (all the foregoing transactions involving Old Fund and New Fund being referred to herein collectively as a "REORGANIZATION"), all on the terms and conditions set forth herein.

     Each Fund's Board of Trustees (each, a "BOARD"), in each case including a majority of its members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 ACT")) thereof,
(1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

     Old Fund offers four classes of voting shares of common stock, designated Class A, Class B, Class C and Class Z shares ("CLASS A OLD FUND SHARES," "CLASS B OLD FUND SHARES," "CLASS C OLD FUND SHARES" and "CLASS Z OLD FUND SHARES," respectively, and collectively, "Old Fund Shares"). New Fund will offer four classes of voting shares of beneficial interest, also designated Class A, Class B, Class C and Class Z shares ("CLASS A NEW FUND SHARES," "CLASS B NEW FUND SHARES," "CLASS C NEW FUND SHARES" and "CLASS Z NEW FUND SHARES," respectively, and collectively, "NEW FUND SHARES"). The rights, powers, privileges, and obligations of each class of New Fund Shares will be identical to those of the similarly designated class of Old Fund Shares.

     In consideration of the mutual promises contained herein, the Funds agree as follows:

1.   PLAN OF REORGANIZATION AND TERMINATION

     1.1. Subject to the requisite approval of Old Fund's shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to New Fund. In exchange therefor, New Fund shall:

     (a) issue and deliver to Old Fund the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding (all references herein to "fractional" shares meaning fractions rounded to the third decimal place), and

     (b) assume all of Old Fund's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2 The Assets shall consist of all assets and property that Old Fund owns at the EFFECTIVE TIME (as defined in paragraph 2.1). These assets and property include all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund's books.

     1.3 The Liabilities shall consist of all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Old Fund shall endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

     1.4 At or prior to the Closing, New Fund shall redeem the INITIAL SHARE (as defined in paragraph 5.4) for $10.00 each. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Effective Time (each, a "SHAREHOLDER"), in proportion to their Old Fund Shares then held of record and in exchange for their Old Fund Shares, and shall completely liquidate. That distribution shall be accomplished by NEW FUND'S transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring those New Fund Shares thereto. Pursuant to such transfer, each Shareholder's account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.5 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Fund shall be dissolved, liquidated, and terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.6 Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("COMMISSION"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's share transfer books of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those New Fund Shares are to be issued, as a condition of that transfer.

2.   CLOSING AND EFFECTIVE TIME

     2.1 The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at the Funds' offices on [_____], 2007 or at such other place and/or on such other date as to which the Funds may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately after the close of business (i.e., 4:00 p.m., Eastern time) on the date thereof ("EFFECTIVE TIME").

     2.2 Old Fund shall direct the custodian for its assets ("CUSTODIAN") to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to New Fund within two business days before or at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each of Old Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Old Fund as of the Effective Time for New Fund's account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by Old Fund shall be delivered by wire transfer of federal funds at the Effective Time.

     2.3 Old Fund shall direct its transfer agent to deliver at the Closing a certificate of an authorized officer stating that Old Fund's share transfer books contain the number of full and fractional outstanding Old Fund Shares each Shareholder owned immediately before the Closing.

     2.4 Old Fund shall deliver to New Fund at the Closing a certificate of an authorized officer of Old Fund setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on Old Fund's books immediately before the Effective Time.

     2.5 Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES

     3.1 Old Fund represents and warrants to New Fund as follows:

     (a) Old Fund is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (a "MASSACHUSETTS BUSINESS TRUST") that is duly organized and validly existing under such laws and has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-2; and its Agreement and Declaration of Trust, including all amendments thereto ("DECLARATION"), is on file with that commonwealth's Secretary of State.

     (b) Old Fund is duly registered as a non-diversified, closed-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time and no proceeding has been instituted to suspend such registration;

     (c) At the Effective Time, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

     (d) Old Fund is not engaged currently, and Old Fund's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Declaration or Old Fund's By-Laws (collectively, "OLD

          FUND GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which Old Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which Old Fund is a party or by which it is bound;

     (e) All material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or before the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (f) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to its knowledge, threatened against Old Fund with respect to any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to New Fund;

     (g) Old Fund's Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments (collectively, "Statements") at and for the year ended on August 31, 2006 ("2006 Statements"), have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm ("PWC"); the 2006 Statements and Old Fund's unaudited Statements at and for the six-month period ended on February 28, 2007, present fairly, in all material respects, Old Fund's financial condition as of the respective dates thereof in accordance with generally accepted accounting principles consistently applied ("GAAP"); and to Old Fund's management's best knowledge and belief, there are and will be no known contingent liabilities, debts, obligations, or duties of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such respective dates that are not disclosed therein;

     (h) Since August 31, 2006, there has not been any material adverse change in Old Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in net asset value per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (i) At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of Old Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Old Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (j) For each taxable year of its operation, Old Fund has met (or, for its current taxable year, will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company ("RIC") and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time Old Fund's Board approved the transactions contemplated by this Agreement ("APPROVAL TIME") through the Effective Time, Old Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (k) Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (l) Old Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

     (m) Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     (n) Each of the PROXY STATEMENT (as defined in paragraph 4.5) (other than written information New Fund provided for inclusion therein) and Old Fund's registration statement under the 1933 Act and the 1940 Act did not, on its effective date, and will not, at the Effective Time and at the time of the SHAREHOLDERS MEETING (as defined in paragraph 4.1), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

     (o) The New Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof;

     (p) The Old Fund's Declaration permits the Old Fund to vary its shareholders' investment; and the Old Fund does not have a fixed pool of assets, but rather is a managed portfolio of securities, and its investment adviser, Highland Capital Management, L.P. ("ADVISER"), will have the authority to buy and sell securities for it; and

     (q) For all periods ending on or before May __, 2006, Highland Floating Rate Limited Liability Company ("MASTER FUND") was treated as a partnership for U.S. federal tax purposes, and for all subsequent periods the Master Fund has been treated as an entity disregarded as separate from its owner for U.S. federal tax purposes. The Master Fund was organized as a limited liability company under the laws of the State of Delaware and is duly organized and validly existing under such laws. The Master Fund is duly registered as a non-diversified, closed-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time and no proceeding has been instituted to suspend such registration.

     3.2  New Fund represents and warrants to Old Fund as follows:

     (a) New Fund is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all its properties and assets and carry on its business as a non-diversified, closed-end management investment company; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

     (b) Immediately after the Effective Time, New Fund will be duly registered as a non-diversified, closed-end management investment company under the 1940 Act;

     (c) New Fund has not commenced operations and will not do so until after the Closing;

     (d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (e) No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (f) New Fund is not engaged currently, and New Fund's execution, delivery, and performance of this Agreement will not result, in (1) a material violation of New Fund's Agreement and Declaration of Trust or By-Laws (collectively, "NEW FUND GOVERNING DOCUMENTS") or of any agreement, indenture, instrument, contract, lease, or other undertaking to which New Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which New Fund is a party or by which it is bound;

     (g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to its knowledge, threatened against New Fund with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to Old Fund;

     (h) New Fund will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

     (i) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

     (j) Assuming the truthfulness and correctness of Old Fund's representation and warranty in paragraph 3.1(n), immediately after the Reorganization, (1) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     (k) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders' accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Fund;

     (l) The Proxy Statement (only with respect to written information New Fund provided for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

     (m) The New Fund's Agreement and Declaration of Trust permits the New Fund to vary its shareholders' investment; and after it commences operations the New Fund will not have a fixed pool of assets, but rather will be a managed portfolio of securities, and its investment adviser, the Adviser, will have the authority to buy and sell securities for it.

     3.3  Each Fund represents and warrants to the other as follows:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 ACT"), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Old Fund's amendment of its registration statement under the 1933 Act and the 1940 Act and the amendment of its notification of registration filed on Form N-8A under the 1940 Act to reflect the Reorganization and any additional information necessary to comply with Rule 414 under the 1933 Act and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     (b) The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

     (c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

     (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

     (e) None of the compensation received by any Shareholder who is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder held; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     (f) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

     (g) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization; and

     (h) Immediately following consummation of the Reorganization, New Fund will hold the same assets - except for assets used to pay the Funds' expenses incurred in connection with the Reorganization - and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for such expenses; and such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

     (i) The execution, delivery and performance of this Agreement by each Fund and the consummation of the transactions contemplated hereby are within such Fund's corporate powers, and do not and will not materially violate any provision of such Fund's Governing Documents or, to such Fund's knowledge, violate any obligation of such Fund under the express terms of any court order that names the Fund and is specifically directed to it or its property. This Agreement constitutes a valid and binding agreement of each Fund.

4.   COVENANTS

     4.1 Old Fund covenants to call a meeting of Old Fund's shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein ("SHAREHOLDERS MEETING").

     4.2 Old Fund covenants that the New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     4.3 Old Fund covenants that it will assist New Fund in obtaining information New Fund reasonably requests concerning the beneficial ownership of Old Fund Shares.

     4.4 Old Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Fund at the Closing.

     4.5 Each Fund covenants to cooperate in preparing, in compliance with applicable federal securities laws, a proxy statement on Schedule 14A relating to the Reorganization to be furnished in connection with Old Fund's Board's solicitation of proxies for use at the Shareholders Meeting ("PROXY STATEMENT").

     4.6 Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) New Fund, title to and possession of all the Assets, and (b) Old Fund, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     4.7 New Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

     4.8 Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.   CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

     5.1 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

     5.2 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund's knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

     5.3 The Funds shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP ("SPECIAL TAX COUNSEL") as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Special Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Special Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     (a) New Fund's acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a "reorganization" (as defined in section 368(a)(1)(F) of the Code), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (b) Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d) New Fund's basis in each Asset will be the same as Old Fund's basis therein immediately before the Reorganization, and New Fund's holding period for each Asset will include Old Fund's holding period therefor;

     (e) A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f) A Shareholder's aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g) For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.4 Before the Closing, New Fund's Board shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share in each class ("INITIAL SHARE") to the Adviser or an affiliate thereof in consideration of the payment of $10.00 each to take whatever action it may be required to take as New Fund's sole shareholder pursuant to paragraph 5.5;

     5.5 New Fund shall have entered into, or adopted, as appropriate, an investment advisory contract and other agreements and plans necessary for New Fund's operation as a non-diversified, closed-end management investment company. Each such contract and agreement shall have been approved by New Fund's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by the Adviser or its affiliate as New Fund's sole shareholder; and

     5.6 At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.3, 5.4, and 5.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

6.   EXPENSES

     Subject to complying with the representation contained in paragraph 3.3(f), the Reorganization Expenses shall be borne by the Old Fund. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Post-Effective Amendment, printing and distributing New Fund's prospectus and Old Fund's proxy materials, soliciting proxies, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.   ENTIRE AGREEMENT; NO SURVIVAL

     Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Funds. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.   TERMINATION

     This   Agreement   may  be   terminated,   with  respect  to  one  or  more
Reorganizations, at any time at or before the Closing:

     8.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before _______ __, 2007, or such other date as to which the Funds agree; or

     8.2 By the Funds' mutual agreement.

In the event of termination under paragraphs 8.1(c) or 8.2, neither Fund (nor its trustees, officers, or shareholders) shall have any liability to the other Fund.

9.   AMENDMENTS

     The Funds may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

10.  SEVERABILITY

     Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

11.  MISCELLANEOUS

     11.1 This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Fund and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Fund's trustees solely in their capacities as trustees and not individually. Each Fund's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against the Fund's property. Each Fund, in asserting any rights or claims under this Agreement, shall look only to the other Fund's property in settlement of such rights or claims and not to the property of any other series of the other Fund or to such trustees, officers, or shareholders.

     11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.


                                        HIGHLAND FLOATING RATE FUND,
                                        a Delaware statutory trust



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        HIGHLAND FLOATING RATE FUND,
                                        a Massachusetts business trust



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   APPENDIX C


             FORM OF PLAN OF CONVERSION, LIQUIDATION AND TERMINATION
                HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

     THIS PLAN OF CONVERSION, LIQUIDATION AND TERMINATION ("PLAN") is made by Highland Floating Rate Limited Liability Company, a Delaware limited liability company ("COMPANY") that is registered with the Securities and Exchange Commission ("COMMISSION") as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended ("1940 ACT").

                                    RECITALS

     A. The sole holder of the Company's outstanding limited liability company interests ("SHARES") is Highland Floating Rate Fund, a Massachusetts business trust ("FEEDER FUND") that is registered with the Commission as a closed-end, non-diversified management investment company under the 1940 Act. The board of trustees of the Feeder Fund has determined to solicit its shareholders for approval to convert to a single-fund structure ("CONVERSION").

     B.  The  Company's  board  of  managers   ("Board,"  and  members  thereof,
"MANAGERS"), including the Managers who are not "INTERESTED PERSONS" (as that term is defined in the 1940 Act) of the Company, has unanimously determined to facilitate the Conversion if it is approved by the Feeder Fund shareholders. The Board, including the Managers who are not interested persons of the Company, has unanimously determined that, should the Feeder Fund obtain from its shareholders the requisite approval for the Conversion, the Company's dissolution and liquidation would be in the best interests of the Company and of its members.

     C. Article II and Section 15.6 of the Company's amended and restated limited liability company agreement, entered into as of November 3, 1998 ("LLC AGREEMENT"), require the affirmative vote or consent of a majority of the outstanding Shares of the Company for, among other things, the Company's dissolution or liquidation or sale or exchange of all or substantially all of its assets ("REQUIRED VOTE"), provided that such action is recommended by at least three-fourths of the total number of Managers then in office and by at least three-fourths of the total number of Continuing Managers (as those terms are defined in the LLC Agreement) then in office. The Board's determination described in paragraph B above satisfies this requirement with respect to the recommendation of the Managers and Continuing Managers.

     D. If the Feeder Fund, as a Company member, is requested to vote on a proposed change in a fundamental policy of the Company or any other matter pertaining to the Company (other than continuation of the business of the Company after withdrawal of another investor), the Feeder Fund will solicit proxies from its shareholders and vote all of its Shares for and against such matters proportionately to the instructions to vote for and against such matters received from the Feeder Fund's shareholders.

     E. The Board has determined to request the Feeder Fund to vote on the dissolution and liquidation of the Company should the Conversion be approved. If the Feeder Fund receives from its shareholders the requisite vote in favor of the Conversion,(2) and if a simple majority of the Feeder Fund shareholders participating in the Feeder Fund's proxy solicitation with respect to the proposed dissolution and liquidation of the Company vote in favor of that action, then the Feeder Fund will vote a majority of the outstanding Shares in favor of that action, and the Required Vote will be received.

     F. At the same time that the Feeder Fund solicits its shareholders for approval of the Conversion and the dissolution and liquidation of the Company, the Feeder Fund will also solicit its shareholders for approval of an agreement and plan of reorganization, pursuant to which the Feeder Fund would be reorganized into a newly formed Delaware statutory trust ("Reorganization"). If all these actions are approved, the Reorganization will take place [immediately following] the Conversion and the dissolution and liquidation of the Company. However, none of these actions is contingent upon the approval of any other action.

                                   PROVISIONS

     This Plan, as set forth below, shall be effective from and after the date the Required Vote is received ("EFFECTIVE DATE").

     ARTICLE 1. LIQUIDATION AND DISSOLUTION; MANAGERS' POWERS

     (a) The Company is hereby liquidated and dissolved as of the Effective Date, whereupon it shall cease its business of investing in securities and its affairs shall be wound up as the Board authorizes and directs.

     (b) The Board authorizes the appropriate parties to wind up the Company's affairs. All powers of the Managers under the Company's certificate of formation and the Company's LLC Agreement shall continue, including the powers to (1) fulfill and/or discharge the Company's contracts, (2) collect the Company's assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the Company's remaining property to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the Company's liabilities, (5) prosecute, settle, and/or compromise claims of the Company to which it is subject, (6) file final state and federal tax returns for the Company, (7) mail notice to all known creditors and employees, if any, of the Company, at their respective addresses shown on the Company's records, and
(8) do all other acts necessary or appropriate to wind up the Company's business.

     ARTICLE 2. FILINGS WITH GOVERNMENTAL AUTHORITIES

     (a) The Board authorizes the appropriate parties to file for and obtain any necessary tax clearance certificates and/or other documents required from the State of Delaware and any other applicable governmental authority.

     (b) The Board authorizes the appropriate parties to prepare and execute a certificate of cancellation and to file same for record with the Delaware Secretary of State.




------------------------------

     2) Approval of the Conversion by Feeder Fund shareholders requires the affirmative vote of a "majority of the outstanding voting securities" of the Feeder Fund, which is defined by the 1940 Act to mean the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Feeder Fund on the record date for the vote or (ii) 67% or more of the shares of the Feeder Fund present at the special meeting called for the vote if more than 50% of the outstanding shares of the Feeder Fund on the record date are represented at the special meeting in person or by proxy.

     (c) The Board authorizes the appropriate parties to file any other documents required by any other applicable governmental authority.

     (d) As soon as practicable after distribution of the Company's assets pursuant to paragraph (b) of Article 3, the Company shall prepare and file a Form N-8F with the Commission to de-register the Company under the 1940 Act. The Company also shall file with the Commission, if required, a final Form N-SAR.

     ARTICLE 3. LIQUIDATION PROCEDURES

     (a) The Board authorizes all actions to be taken such that the Company will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Shares and its liquidation and dissolution.

     (b) As soon as reasonably practicable after (1) paying or adequately providing for the payment of the Company's liabilities and (2) receiving such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the Company's remaining assets to be distributed in kind to the Feeder Fund, as sole holder of the Company's Shares, in redemption and cancellation of such Shares.

     ARTICLE 4. AMENDMENT OF THIS PLAN

     The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distribution(s)) that it deems necessary or appropriate to effect the distribution(s) and the Company's liquidation and dissolution.

     ARTICLE 5. EXPENSES

     The Company shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of liquidating its assets and its dissolution, subject to any expense limitation arrangements in effect with its investment adviser and administrator.

                                   APPENDIX D

                        BENEFICIAL OWNERS OF FUND SHARES
                          IN EXCESS OF FIVE PER CENTUM


     As of the Record Date, to the knowledge of management of the Fund, no person owned beneficially more than five (5) per centum of the outstanding shares of any class of the Fund, except as set forth below:

                 Name and Address of Beneficial Amount and Nature of  Percent of
Title of Class   Owner                          Beneficial Ownership  Class
--------------   ------------------------------ --------------------  ----------

                                   APPENDIX E

                    SUMMARY OF DIFFERENCES BETWEEN SHARES OF
                              THE FUND AND NEW FUND

     The following is a discussion of only certain principal differences between the governing documents of the Fund, a Massachusetts business trust, and the New Fund, a Delaware statutory trust, and is not a complete description of either Fund's governing documents. Shareholders should refer to the provisions of the governing documents directly for a more thorough comparison. Copies of the governing documents are available to shareholders without charge upon written request to 13455 Noel Road, Suite 800, Dallas, Texas 75240.

ORGANIZATION AND CAPITAL STRUCTURE

     The Fund is a Massachusetts business trust (an "MBT"). An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the "Massachusetts Statute"). The Fund's operations are governed by its Agreement and Declaration of Trust (the "MA Declaration") and its By-Laws (the "MA By-Laws"), both as they may have been amended from time to time. The business and affairs of the Fund are managed under the supervision of its Board of Trustees.

     The shares of beneficial interest of the Fund have no par value. The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct classes.

     The New Fund will be organized as a Delaware statutory trust (a "DST"). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the "Delaware Act"). Like an MBT, the New Fund's operations will be governed by its Agreement and Declaration of Trust (the "DE Declaration") and its By-Laws (its "DE By-Laws"). The business and affairs of the New Fund also will be managed under the supervision of its Board of Trustees.

     The shares of beneficial interest of the New Fund will be issued without par value. The DE Declaration will authorize an unlimited number of shares, which may be divided into separate and distinct classes. The New Fund's classes will be identical to those of the Fund.

MEETINGS OF SHAREHOLDERS AND VOTING RIGHTS

     Neither the MA Declaration nor the MA By-Laws require the Fund to hold an annual shareholders' meeting. A meeting may be called by the Fund's Board of Trustees or upon written request of shareholders entitled to cast at least 25% of all outstanding shares of the Fund.

     The MA Declaration provides that, except when a larger quorum is required by applicable law, a majority of the outstanding shares entitled to vote shall constitute a quorum at a shareholders' meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the Fund's governing documents or by applicable law.

     Neither the DE Declaration nor the DE By-Laws will require the New Fund to hold an annual shareholders' meeting. A meeting may be called by the New Fund's Board of Trustees, the president of the New Fund, the chairperson of the New Fund or upon written request of shareholders entitled to cast at least 51% of all outstanding shares of the New Fund. No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders' meeting held during the preceding twelve
(12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

     The DE Declaration provides that, except when a larger quorum is required by applicable law, 30% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders' meeting. The DE Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. When a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of the Fund's governing documents or by applicable law.

DIVIDENDS AND DISTRIBUTIONS

     The MA Declaration provides that Fund shareholders are entitled to receive distributions as determined by the Fund's Board of Trustees. The DE Declaration provides that the New Fund shareholders will be entitled to receive dividends and distributions when, if and as declared by the New Fund's Board of Trustees. For both MBTs and DSTs, dividends and distributions may be paid in cash, kind or in shares of the Funds, and the Boards may retain such amounts as they may deem necessary or desirable for the conduct of each Fund's affairs.

ELECTION OF TRUSTEES

     Under the MA Declaration and DE Declaration, there is no cumulative voting for the election of trustees. The governing instruments for both Funds provide that a plurality of the shares present and entitled to vote at a meeting will elect trustees, provided a quorum is present.

LIMITATION OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OFFICERS

     The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners or the trustees of an MBT. The MA Declaration provides all persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the Fund's officers, employees or agents, whether past, present or future, shall be personally liable therefor. In addition, the MA Declaration provides that the Fund Trustees are not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Fund, nor shall any Trustees be responsible for the act or omission of any other Trustee. A Fund Trustee is not protected against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The MA Declaration requires that notice of such disclaimer of liability be given in each note, bond, contract, instrument, certificate or undertaking executed or made on behalf of the Fund

     Consistent with the Delaware Act, the DE Declaration provides that shareholder of the New Fund will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the New Fund or the acts, obligations or affairs of the New Fund. Shareholders of the New Fund will have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware corporate law. The DE Declaration provides that no Trustee or officer of the New Fund shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the New Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the New Fund for satisfaction of claims of any nature arising in connection with the affairs of the New Fund. If any shareholder, Trustee or officer of the New Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

INDEMNIFICATION

     The MA Declaration and DE Declaration provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder and not because of his or her acts or omissions or for some other reason.

     The MA Declaration provides that the Fund shall indemnify each of its Trustees and officers (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Fund or its shareholders (1) to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (2) to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     The DE Declaration provides that the New Fund will indemnify each of its Covered Persons against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the New Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no Covered Person shall be indemnified hereunder against any liability to any person or any expense of such Covered Person arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). The rights to indemnification will continue as to a person who has ceased to be a Trustee or officer of the New Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.

PREEMPTIVE, DISSENTER'S AND OTHER RIGHTS

     The MA Declaration provides that Fund shareholders shall have no preemptive or other right to subscribe for any additional shares or other securities issued by the Fund. The DE Declaration provides that no shareholder shall have any preference, preemptive, appraisal, conversion or exchange rights except as specified by the Board of Trustees.

AMENDMENTS TO DECLARATION OF TRUST

     The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees when authorized by the majority of outstanding shares except that amendments to certain provisions call for authorization by 75% of the outstanding share unless the amendment has been approved by 75% of the trustees then a majority of outstanding shares is sufficient to approve the amendment. The Board of Trustees may amend the MA Declaration, without the need for a shareholder vote, to authorize additional series or classes of shares or for the purpose of changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision in the MA Declaration.

     The DE Declaration may be amended by a majority of the Trustees and, if legally required, by approval of the amendment by shareholders.

INSPECTION RIGHTS

     The MA Declaration and MA By-Laws have no provisions regarding inspection rights. The DE Declaration provides that shareholders may inspect records to the same extent as is permitted under Delaware corporate law.

TERMINATION AND DISSOLUTION

     The MA Declaration provides that the Fund may be terminated at any time (1) by the vote of shareholders holding at least 75% of the shares entitled to vote unless the termination has been approved by 75% of the trustees then a majority of outstanding shares is sufficient to approve the termination or (2) by the Trustees by written notice to the shareholders if the termination has been approved by 75% of the trustees. The DE Declaration provides that the New Fund may be dissolved by vote of 80% of the Trustees.

DERIVATIVE ACTIONS

     The MA Declaration provides that no shareholder shall bring or maintain any action, proceeding or claim derivatively or as a class action on behalf of the Fund or the shareholders unless approved by the Trustees and, to the same extent required as to stockholders of a Massachusetts business corporation, by the shareholders. A Trustee who is not an "interested person" of the Fund, as defined in the 1940 Act, shall not be disqualified from acting on such matter by reason of such Trustee's service as a director or trustee of one or more other registered investment companies having the same investment adviser or distributor.

     Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or an Acquiring Trust's governing instrument from a person who was a shareholder at the time of the transaction.

     A shareholder's right to bring a derivative action may also be subject to additional standards and restrictions set forth in the New Fund's governing instrument. The DE Declaration provides that a shareholder may bring a derivative action on behalf of the New Fund only if the shareholder first makes a pre-suit demand upon its Board of Trustees to bring the action, unless the pre-suit demand is excused. A pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action by virtue of receiving payment for serving on the Board of Trustees of the New Fund or of one or more other investment companies with the same or an affiliated investment adviser or underwriter.

                               FORM OF PROXY CARD

                                    IMPORTANT
                        ********************************



IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BEFORE MAILING.

This proxy card is SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES of Highland Floating Rate Fund for the special meeting of shareholders to be held at [_]:00 a.m. Central Time, on [_______], 2007 at the offices of Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 (the "Special Meeting").

The signers of this proxy card hereby appoint Mark Okada and M. Jason Blackburn as proxies, each with the power to appoint his substitute and to vote the shares held by the undersigned at the Special Meeting, and at any adjournment thereof, in the manner directed with respect to the matter referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged.

The Board of Trustees unanimously recommends a vote "FOR" the matter.

HIGHLAND FLOATING RATE FUND

Please be sure to sign and date this Proxy.

__________________________
Date

__________________________
Signature

__________________________
Signature (if held jointly)

[ ] CHECK HERE IF YOU PLAN TO ATTEND THE MEETING (___ PERSON(S) WILL ATTEND.)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE MATTER.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTER.

Please indicate your vote by marking the appropriate box. Example: [X]

1. To approve a new investment advisory agreement between the Highland Floating Rate Limited Liability Company and Highland Capital Management, L.P.

             For                   Against                 Abstain
             [ ]                   [ ]                     [ ]

2. To approve an Agreement and Plan of Reorganization, pursuant to which Highland Floating Rate Fund would be reorganized into a newly formed Delaware statutory trust, also named Highland Floating Rate Fund.

             For                   Against                 Abstain
             [ ]                   [ ]                     [ ]

3. To approve the Fund's conversion to a single-fund structure and the liquidation and dissolution of Highland Floating Rate Limited Liability Company.

             For                   Against                 Abstain
             [ ]                   [ ]                     [ ]


MARK BOX FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW  [   ]

PLEASE  VOTE,  SIGN AND DATE  THIS  PROXY  CARD AND  RETURN  IT IN THE  ENCLOSED
ENVELOPE.

NOTE: This proxy card must be signed exactly as your name(s) appear(s) hereon. If you sign as an attorney, executor, guardian or in some representative capacity as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy Highland Floating Rate Fund receives specific written notice to the contrary from any one of them.